                            ASSET PURCHASE AGREEMENT


            ASSET PURCHASE AGREEMENT (the "Agreement), made as of this ___day of December, 1997, by and among NUTRI/SYSTEM, L.P., a Delaware limited partnership (the "Partnership"), and U.S. MEDICAL WEIGHT LOSS CENTERS, INC., a Delaware corporation (U.S. Medical is herein called the "Subsidiary"), having offices at 410 Horsham Road, Horsham, Pennsylvania 19044 (the Partnership and U.S. Medical are collectively called the "Seller"), and COMPLETE WELLNESS CENTERS, INC. ("CWC"), a Delaware corporation, and COMPLETE WELLNESS WEIGHT MANAGEMENT, INC. ("CWWM"), a Delaware corporation, having offices at 725 Independence Avenue, SE, Washington, DC 20003 ("CWC" and "CWWM" are collectively called the "Buyer").

            WHEREAS, the Subsidiary currently operates a business throughout the United States for weight loss reduction (such business being hereinafter referred to as the "Business");

            WHEREAS, the Seller desires, among other things, to sell to the Buyer, and the Buyer desires to purchase from the Seller, certain of the assets of the Subsidiary and certain assets of the Partnership, consisting without limitation, up to fifty-eight (58) weight loss centers and the personal property used therein, furniture, equipment, and a license to use certain of Seller's trademarks and tradenames therewith;

            NOW THEREFORE, in consideration of the mutual covenants and promises herein contained, the parties agree as follows:

1.  Purchase and Sale of the Assets: Closing.

               1.1 Purchase and Sale.
                   In reliance on the representations and warranties contained herein and subject to all of the terms and conditions hereof, the Seller hereby agrees to sell, assign, transfer and deliver to the Buyer and the Buyer agrees to purchase from the Seller, at the Closing Date, all of the Seller's right, title, and interest in and to the assets as set forth or described on Schedule 1 (the "Assets")hereto free and clear of all material liens, claims and encumbrances. BUYER IS PURCHASING THE ASSETS BEING SOLD HEREUNDER ON AN AS IS, WHERE IS BASIS WITHOUT ANY WARRANTY OF MERCHANTIBILITY OR FITNESS FOR ANY PARTICULAR PURPOSE.

               1.2 Purchase Consideration. In consideration of the sale,

                   assignment and transfer of the Assets, the Buyer agrees to pay the Seller the following consideration ("Purchase Consideration"); $150,000 which has been previously delivered and paid to the Seller; and to perform its agreements and convenants herein.

               1.3 Liabilities

                        (A) Liabilities Not Assumed. Except as specifically provided in Section 1.3B, the Buyer neither assumes nor shall be obligated to pay, perform or discharge, in any manner, and the Seller hereby agrees to pay, perform, discharge or otherwise satisfy in due course and to indemnify and hold the Buyer harmless from any and all material debts, liabilities and obligations of the Seller, including without limitation all taxes and transaction taxes and any claims or liabilities sought to be imposed by any party relating to the sales, providing or prescribing by Seller of any of the drugs commonly referred to as Fen-Phen or any combination thereof, ("Non Assumed Liabilities").

                        (B) Assumed Liabilities. In addition to the consideration payable pursuant to Section 1.2 hereof, and subject to the terms and conditions set forth in this Agreement, effective as of the Closing Date or the date referenced below, CWC shall on or before February 19, 1998, agree to replace the Seller's letter of credits in the amount of $280,000 held by LaSalle National Bank (the "Letter of Credit") that was provided by the Seller as guarantees to the States of Maryland and New York for the operations of the Acquired Centers in those states, and CWWM shall assume, the following liabilities (collectively "the Assumed Liabilities")

                                i.)         Pursuant to and subject to the
                                            execution by the parties thereto,
                                            the Lease Assignment and Assumption
                                            Agreement attached as Schedule 3
                                            hereto, the
                                            obligations of the Seller as leasee
                                            for the leases ("Property Leases")
                                            for the Acquired Center(s) arising
                                            prior and after the Closing Date.

                                ii.) Utility obligations for the Acquired Center(s) arising prior and after the Closing Date.

                                iii.) All patient services that have not been provided by the Seller prior to the Closing Date, but not including any refunds pending as of the Closing Date.

                                iv.) All payroll and benefits obligations arising after the Closing Date with respect to persons who are, at the Closing Date, employees of the Acquired Center(s).

                                v.) All payroll and benefits obligations arising after the date the Seller, CWWM and the Acquired Centers' landlords have executed Assignment of Leases for at least ten (10) Acquired Centers with respect to the following management personnel:
                                            Tammy Menster, Angel Leherian, and
                                            Patricia Franquos.

                                vi.)        All other liabilities and
                                            obligations for the operation of the
                                            Acquired Centers after the Closing
                                            Date

                        (C) The Buyer shall reimburse the Seller for any amounts paid or drawn on the Letter of Credit after the date hereof.

1.4  Closing.

     The Closing of the purchase and sale of the Assets hereunder shall be held at the offices of the Seller on or before 5:00pm on December 23, 1997, (the "Closing" or "Closing Date"). At Closing Buyer and Seller will enter into the Trademark License in form of Schedule 2.

2. Representations and Warranties of the Seller to the Buyer and the Buyer to the Seller. Each entity comprising the Seller represents and warrants, jointly and severally, to the Buyer and the Buyer to the Seller as of the date hereof, and as of the Closing Date and as follows:

     2.1 Good Standing. Each entity comprising the Seller and the Buyer is either a corporation or limited partnership organized, validly existing and in good standing under the laws of the State of Delaware, and with respect to the Assets and Business, have all necessary corporate power and authority to own, lease and operate their properties and to carry on the Business as the same is now being conducted.

     2.2 Authority. The Seller and the Buyer possesses full right, corporate power and legal authority to execute and deliver this Agreement to which each of the Sellers and the Buyer are a party and to perform each of the agreements and make each of the representations and warranties on their part to be performed and made hereunder and thereunder, subject to obtaining a necessary landlord and other third party consents.

     2.3 Consents and Approvals. No other action or consent, whether corporate or otherwise, including action or consent by any Authority, is necessary to complete the transaction contemplated herein.

     2.4 Insurance. The Sellers maintain valid policies of insurance with respect to properties, including the Assets, of the kinds and in the amounts not less than is customarily obtained by corporations of established reputation engaged in the same or similar business and similarly situated, including, without limitation, insurance against loss, damage, fire, theft, public liability, and is the responsibility of Seller until the Closing Date.

3.   Conditions to Closing.

          A. Upon obtaining the landlord's consent to assign the lease to the applicable Acquired Center. UCC-3 termination statements shall be provided to the Buyer in a standard form reasonably satisfactory to the Buyer releasing any security interest of Seller and duly executed on behalf of the Seller for the Acquired Center(s).

          B. CWWM will have a total capitalization at the Closing of not less than five hundred thousand dollars ($500,000) as evidenced by confirmation of the balance in CWWM"s bank account.

4.   Conditions Subsequent to Closing.

          All requisite consents in a form of Schedule 3 or otherwise reasonably satisfactory to Buyer and Seller of the landlords of the Acquired Centers under the separate leases will have been obtained permitting the assignment of the Property Leases to CWWM with no contributing liability on the part of Seller. In the event, a landlord consent is not obtained prior to January 31, 1998, the assets of such Acquired Center(s) shall not be acquired by CWWM, the Assumed Liabilities for such Acquired Center(s) pursuant to section 1.3B shall revert to the Seller, and the List of Assets attached hereto as Schedule 1 shall be amended to reflect such deletion(s). In addition, Buyer shall execute such documents as Seller reasonably requests to evidence such deletion or reconveyance.

5.   Termination.

          This Agreement may be terminated at any time on or prior to December 23, 1997 by mutual consent of the Seller and Buyer.

6.   Non-Competition and Non-Solicitation Covenants

          In furtherance of the sale of the Assets to the Buyer, the Seller shall not:

          A. Operate or own any interest other than ownership of less than 5% of a publicly traded company, in any business which has significant (viewed in relation to the business of the Buyer) activities relating to the acquisition, ownership, management or, operation of, or consultation regarding medical clinics and regarding weight loss centers within a five (5) mile radius around each of the Acquired Centers (collectively, the "Territorial Limits"); provided , however, that this restriction shall not apply and shall terminate with respect to

                    1) any location which is not generating gross sales of at least $50,000 per year in products of Seller from Seller on an annualized basis as measured on June 30 and December 31, of each year. To the extent any location sells in excess of $50,000 in products of Seller during any such one-year period, the sales in excess of $50,000 shall be credited to the sales by such locations for the following one year period.

                    2) All the Acquired Centers in operation which in the aggregate are not generating an average basis of at least $50,000 per year, per acquired centers, in sales of Seller from Seller on an annualized basis, as measured on June 30 and December 31, of each year. To the extent any location sales in excess of $50,000 in products of Seller during any such one-year period, the sales in excess of $50,000 shall be credited to the sales by such locations for the following one year period.

          B. Operate medical clinics or weight loss centers within a two (2) mile radius of the CWC weight loss center locations listed on
               Schedule 4, provided, however, that this restriction shall not apply and shall terminate with respect to any location which is not generating gross sales of at least $50,000 per year in products of Seller from Seller on an annualized basis as measured on June 30 and December 31, of each year. To the extent any location sells in excess of $50,000 in products of Seller during any such one-year period, the sales in excess of $50,000 shall be credited to the sales by such locations for the following one year period.

          C. For two years from the date hereof, solicit any employee of the Buyer or commit any act the primary purpose of which is to induce any employee of the Buyer or any of its affiliates to leave the Buyer's employ.

     Nothing in this section or otherwise in this Agreement shall preclude Seller from (i) selling food products and providing management or other services to its franchisees existing as of the Closing Date or (ii) selling products to persons and entities resident outside the Territorial Limits, including without limitation, sales through direct marketing or multi-level marketing which may occur within the 2 mile radius of the locations specified in B above. Buyer hereby acknowledges that none of the restrictions contained in this Section or otherwise in this Agreement shall in any way limit the operations of any franchisee of Seller and that in the event of a conflict between the terms of this Agreement and any agreement between Seller and any franchisee, this Agreement is hereby automatically amended as necessary for Seller to perform its agreements with its franchisees. The provisions of this paragraph shall automatically terminate and be of no force or effect "ab intitio" on January 31, 1999 if Buyer has not assumed at least 45 Property Leases for Acquired Centers on or before January 31, 1998 in accordance with the terms of Section 4.

7.   Indemnification

     Buyer waives compliance by Seller with the provisions of any applicable bulk sales, fraudulent conveyance or other law for the protection of creditors, and Seller indemnifies and agrees to hold harmless from, and reimburse Buyer for any and all claims, liabilities or obligations which Buyer may suffer or incur by virtue of the noncompliance by Seller or Buyer with such applicable laws. After Closing, Buyer will defend, indemnify and hold harmless Seller from and against any loss liability or expense relating to or arising from the operation of Acquired Centers after the date hereof except for the Non-Assumed Liabilities.

8. Expenses. Each party shall pay the respective expenses in connection with the transaction herein and each party represents and warrants to each other that no finder, broker or similar agent has participated in the transaction contemplated herein.

9. Governing Law: Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

10. Deliveries of the Parties. At the Closing each entity comprising the Seller shall deliver to the Buyer and the Buyer shall deliver to the Seller all such approvals, consents, novations, assurances, and such other instruments of conveyance and transfer as counsel for the Buyer shall reasonably request and shall be effective to vest in the Buyer and Seller's rights, title and interest in the Assets.

11. Further Assurance and Cooperation. Following the date hereof, and subject to the terms and conditions hereof, each of the Seller, CWC and the Buyer severally agrees to execute and deliver such documents and take such other actions as shall be reasonably requested by the other party to carry out and effectuate the transactions contemplated by the Agreement.

12. Compliance with Law. In connection with the operation of the Assets: (i) the Seller has complied, and through the Closing Date will comply, in all material respects, with and (ii) the Seller, and all of its properties, are in compliance in all material respects, with, all material laws, orders, rules and regulations of each Authority having jurisdiction over the Assets or their operations or properties. After Closing Buyer will operate the Centers in compliance in all material respects with all laws, orders, rules, and regulations.

13. Facilitation of Possession. Buyer shall use its best efforts to obtain the consents of the landlords in form of Schedule 3 for each Acquired Center. On the Closing, the Seller, at the request of the Buyer, shall write letters to, and otherwise communicate with third parties, and do such other reasonable acts and things as may be necessary or appropriate, to facilitate the gaining of possession, by the Buyer of the Assets, but Seller shall not be required to make any payment or incur any economic burden.

14. Transactional Taxes. The Seller shall have paid any transaction taxes with respect to the sale, transfer, or assignment of the Assets or otherwise on account of this Agreement or the transactions contemplated herein.

15.  Miscellaneous.

     15.1 Entire Agreement: No Modification. This Agreement, including the Schedules and instruments delivered pursuant hereto, sets forth the entire agreement and understating between the parties hereto.

     15.2 Waiver of Breach. The waiver by a party of a breach or violation by any other party of any provision of this Agreement shall not operate or be construed as waiver of any subsequent breach or violation by any party or the same or any other provision of this Agreement. No such waiver shall be effective unless in writing signed by the party claimed to have made the waiver.

     15.3 Assignment. Buyer may not assign this Agreement (by operation of law or otherwise) without prior written consent of Seller with the exception of the sale of the Buyer or the sale of substantially all of the assets of the Buyer.

IN WITNESS WHEREOF, the parties hereto have executed that Agreement, as of the date first above written.


                        PARTNERSHIP
                        NUTRI./SYSTEM, LP

                        By:  Brian Haveson

                        Title:  President

                        SUBSIDIARY
                        U.S. MEDICAL WEIGHT LOSS
                        CENTERS, INC.


                        By:  Brian Haveson

                        Title:  President

                        CWC:
                        COMPLETE WELLNESS CENTERS, INC.

                        By:  C. Thomas McMillen

                        Title:  Chief Executive Officer

                        CWWM:
                        COMPLETE WELLNESS WEIGHT
                        MANAGEMENT, INC.

                        By:  E. Eugene Sharer

                        Title:  Chief Executive Officer

                                   SCHEDULE 1
                                 LIST OF ASSETS

1)   ACQUIRED CENTERS' ASSETS

     a) All of Seller's right, title and interest in and to the tangible assets located at those certain fifty-eight (58) weight loss centers ("Acquired Centers") which are set forth below, owned and operated by the Seller which shall include one copy of , and a license to use the customer lists and records of the Acquired Centers as of the Closing Date (the Customer Records ) on the terms below. Buyer agrees not to sell or lease the Customer Records to a third party without the written consent of the Seller. Buyer agrees to give to the Seller, or the Seller's designee, such access to its copies of the Customer Records I as Seller may require to satisfy requirements of litigation and other legal proceedings. Buyer agrees and acknowledges that Seller is retaining ownership of the Customer Records to the extent permitted by law. Seller hereby grants and Buyer hereby accepts a license to use the Customer Records solely for the purpose of operating the Acquired Centers to which they relate in the ordinary course of business. Buyer shall not use or disclose the Customer Records for any other purpose.


ST. LOUIS, MO                                              NORFOLK, VA
-------------                                              -----------
1)   Fairview Heights               #9546                  31)  Hampton                        #9524
2)   Florissant                     #9544                  32)  Kemps River                    #9523
3)   Godfrey                        #9548                  33)  Lynnhaven                      #9522
4)   Lemay                          #9547                  34)  Newport News                   #9525
5)   Manchester                     #9543
6)   St. Peters                     #9545                  RICHMOND, VA
                                                           ------------
                                                           35)   Midlothian                    #9434
PHILADELPHIA, PA
----------------
7)   Ardmore                        #9534                  NORTH NEW JERSEY, NJ
                                                           --------------------
8)   Blue Bell                      #9528                  36)   Clifton                       #9518
9)   Center City                    #9527                  37)   Emerson                       #9506
10)  Deptford                       #9536                  38)   Glen Rock                     #9515
11)  E. Goshen                      #9533                  39)   Rochelle                      #9507
12)  Lumberton                      #9542                  40)   Union                         #9514
13)  Montgomeryville                #9541                  41)   Weehawken                     #9517
14)  Northeast                      #9531
15)  Oxford Valley                  #9539                  CENTRAL NEW JERSEY, NJ
                                                           ----------------------
16)  Robbinsville                   #9538                  42)   E. Brunswick                  #9509
17)  Springfield                    #9530                  43)   Edison                        #9510
18)  Vineland                       #9537                  44)   Parsippany                    #9519
19)  Voorhees                       #9532                  45)   Piscataway                    #9512
                                                           46)   Skillmen                      #9511
NEW YORK METRO, NY                                         47)   Somerville                    #9521
------------------
20)  Bay Ridge                      #9500                  48)   W. Cadwell                    #9509
21)  Forrest Hills                  #9488
22)  Madison                        #9502                  GREATER WASHINGTON, DC
                                                           ----------------------
                                                           49)   Gaithersburg                  #9471
LONG ISLAND, NY                                            50)   Springfield                   #9475
---------------
23)  Bayside                        #9484                  51)   Waldorf                       #9476
24)  Commack                        #9481                  52)   Salisbury                     #5926
25)  Levittown                      #9485
26)  Lynbrrok                       #9501                  SEATTLE, WASHINGTON
                                                           -------------------
27)  Massapequa                     #9482                  53)  Seattle/Northgate              #9414
28)  Patchogue                      #9483                  54)  Redmond                        #9416
29)  Selden                         #9486                  55)  Everett                        #9420
30)  Syosset                        #9487                  56)  Kent Hill                      #9421
                                                           57)  North Tacoma                   #9422
                                                           58)  Puyallup                       #9423

          b) The right for the CWWM to purchase food products from the Seller for the Acquired Centers, subject to the minimum case order applicable to the Seller's franchisees, and provided that such sales to the Acquired Centers do not infringe on the rights of the franchisees of the Seller operating as of the Closing Date, for the purchase price equal to the manufacturer's cost of such food products plus the following markups which shall include freight charges and otherwise as Seller's standard terms and contributions and subject to availability. (The markup may be adjusted by the Seller in the event of cost changes in freight charges):

          - Twenty two (22%) for the period from December 23, 1997 until June 30, 1998.

          - Twenty five percent (25%) for the period from July 1, 1998 until December 31, 1998.

          -    Thirty three (33%)for the period thereafter.

          CWWM shall have the right to purchase food from the Seller in the Seller's direct-to-home distribution program for the Acquired Centers for the purchase price equal to the wholesale price to the Seller's food distributors, (if such a distribution system is in operation) which shall not include freight charges and otherwise a Seller's standard terms and contributions and subject to availability.

          CWWM agrees to purchase food products from the Seller for the Acquired Centers. CWWM has the right to sell other food or natural product lines for the Acquired Center(s) under a different name provided such lines are not part of the Nutri/System weight loss program..

     c) All of the accounts receivable, deposits and prepaid expenses of the Acquired Center(s) at the Center's Closing Date.

     d) Seller's rights under the real estate property leases (the "Leases") of the Acquired Center(s) and the assets appurtenant thereto (the "Acquired Leases").

2)   OTHER ASSETS

          Furniture and equipment as set forth or described on Schedule 5.

                                  SCHEDULE A-1
                                 LIST OF ASSETS

1)   ACQUIRED CENTERS' ASSETS

CWWM shall have the right to open additional weight loss centers within the following areas of dominant influence: New York; Norfolk; Salisbury; Philadelphia; St. Louis; Washington, DC; Seattle; and Richmond.



ST. LOUIS, MO                                           NORFOLK, VA
-------------                                           -----------
1)    Fairview Heights              #9546               31)   Hampton                       #9524
2)    Florissant                    #9544               32)   Kemps River                   #9523
3)    Godfrey                       #9548               33)   Lynnhaven                     #9522
4)    Lemay                         #9547               34)   Newport News                  #9525
5)    Manchester                    #9543
6)    St. Peters                    #9545               RICHMOND, VA
                                                        35)   Midlothian                    #9434
PHILADELPHIA, PA
7)    Ardmore                       #9534               NORTH NEW JERSEY, NJ
                                                        --------------------
8)    Blue Bell                     #9528               36)   Clifton                       #9518
9)    Center City                   #9527               37)   Emerson                       #9506
10)   Deptford                      #9536               38)   Glen Rock                     #9515
11)   E. Goshen                     #9533               39)   Rochelle                      #9507
12)   Lumberton                     #9542               40)   Union                         #9514
13)   Montgomeryville               #9541               41)   Weehawken                     #9517
14)   Northeast                     #9531
15)   Oxford Valley                 #9539               CENTRAL NEW JERSEY, NJ
                                                        ----------------------
16)   Robbinsville                  #9538               42)   E. Brunswick                  #9509
17)   Springfield                   #9530               43)   Edison                        #9510
18)   Vineland                      #9537               44)   Parsippany                    #9519
19)   Voorhees                      #9532               45)   Piscataway                    #9512
                                                        46)   Skillmen                      #9511
NEW YORK METRO, NY                                      47)   Somerville                    #9521
------------------
20)   Bay Ridge                     #9500               48)   W. Cadwell                    #9509
21)   Forrest Hills                 #9488
22)   Madison                       #9502               GREATER WASHINGTON, DC
                                                        ----------------------
                                                        49)   Gaithersburg                  #9471
LONG ISLAND, NY                                         50)   Springfield                   #9475
---------------
23)   Bayside                       #9484               51)   Waldorf                       #9476
24)   Commack                       #9481               52)   Salisbury                     #5926
25)   Levittown                     #9485
26)   Lynbrrok                      #9501               SEATTLE, WASHINGTON
                                                        -------------------
27)   Massapequa                    #9482               53)   Seattle/Northgate             #9414
28)   Patchogue                     #9483               54)   Redmond                       #9416
29)   Selden                        #9486               55)   Everett                       #9420
30)   Syosset                       #9487               56)   Kent Hill                     #9421
                                                        57)   North Tacoma                  #9422
                                                        58)   Puyallup                      #9423

Schedule A 2

===================================================================================================================================
      ARIZONA                                            Clinic Name                           Address
-----------------------------------------------------------------------------------------------------------------------------------
   1  Stuart Hoffman, D.C.                               CWMC of Scottsdale, PC                244 E Greenway Parkway
-----------------------------------------------------------------------------------------------------------------------------------
   2  SportsLife Chiropractic I                          CWMC of Scottsdale, PC                3029 N Alma School Road
-----------------------------------------------------------------------------------------------------------------------------------
   3  SportsLife Chiropractic II                         CWMC of Scottsdale, PC                5536 W Bell Road
-----------------------------------------------------------------------------------------------------------------------------------
   4  SportsLife Chiropractic III                        CWMC of Scottsdale, PC                63 E Southern Avenue
-----------------------------------------------------------------------------------------------------------------------------------
   5  SportsLife Chiropractic IV                         CWMC of Scottsdale, PC                7529 E McDowell Road
-----------------------------------------------------------------------------------------------------------------------------------
   6  SportsLife Chiropractic V                          CWMC of Scottsdale, PC                7810 S Priest Drive
-----------------------------------------------------------------------------------------------------------------------------------
   7  SportsLife ChiropracticVI                          CWMC of Scottsdale, PC #1             10135 E Via Linda, Suite D-126
-----------------------------------------------------------------------------------------------------------------------------------
      ARKANSAS
-----------------------------------------------------------------------------------------------------------------------------------
   8  John W. Baines, D.C.                               CWMC of Searcy, PC                    303 E Center Street
-----------------------------------------------------------------------------------------------------------------------------------
      CALIFORNIA
-----------------------------------------------------------------------------------------------------------------------------------
   9  William Adler, D.C.                                CWMC of Granada Hills, PC             10727 White Oak Avenue, Suite 117
-----------------------------------------------------------------------------------------------------------------------------------
  10  Gary Arthur, D.C.                                  CWMC of Laguna Beach, PC              330 Park Avenue, #3
-----------------------------------------------------------------------------------------------------------------------------------
  11  David Attencio, D.C.                               CWMC of Fountain Valley, PC           10718 Camino Real
-----------------------------------------------------------------------------------------------------------------------------------
  12  Don Bolt, Jr., D.C.                                CWMC of Port Hueneme, PC              433 West Channel Islands Boulevard
-----------------------------------------------------------------------------------------------------------------------------------
  13  Gerald Coy, D.C.                                   CWMC of Downey, PC                    14731 Golden West
-----------------------------------------------------------------------------------------------------------------------------------
  14  Gerald Coy, D.C.                                   CWMC of Downey, PC                    1850 Outer Traffic Circle
-----------------------------------------------------------------------------------------------------------------------------------
  15  Gerald Coy, D.C.                                   CWMC of Downey, PC                    2910 North Santiago Boulevard
-----------------------------------------------------------------------------------------------------------------------------------
  16  Gerald Coy, D.C.                                   CWMC of Downey, PC                    60 E Imperial Highway
-----------------------------------------------------------------------------------------------------------------------------------
  17  Gerald Coy, D.C.                                   CWMC of Downey, PC #1                 8358 Florence Avenue, Suite A
-----------------------------------------------------------------------------------------------------------------------------------
  18  David A. Gonzalez, D.C.                            CWMC of Hacienda Heights, PC          1201 S Hacienda Boulevard, Suite 200
-----------------------------------------------------------------------------------------------------------------------------------
  19  Omid Haghighinia, D.C.                             CWMC of Tustin, PC                    18062 Irvine Boulevard, Suite 206
-----------------------------------------------------------------------------------------------------------------------------------
  20  Thomas Hewko, D.C.                                 CWMC of Costa Mesa, PC                621 W 19th Street
-----------------------------------------------------------------------------------------------------------------------------------
  21  Leonard Malin, D.C.                                CWMC of Victorville, PC #1            16200 Bear Valley Road
-----------------------------------------------------------------------------------------------------------------------------------
  22  Leonard Malin, D.C.                                CWMC of Victorville, PC #2            2280 Aest Lincoln Avenue
-----------------------------------------------------------------------------------------------------------------------------------
  23  Greg Middleton, D.C.                               CWMC of La Miranda, PC                15020 La Miranda Boulevard
-----------------------------------------------------------------------------------------------------------------------------------
  24  Jay S. Polidori, D.C., Debra Polidori, D.C.        CWMC of Brea, PC #1                   305 South Flower Avenue
-----------------------------------------------------------------------------------------------------------------------------------
  25  Jay S. Polidori, D.C., Debra Polidori, D.C.        CWMC of Brea, PC #2                   23425 Sunset Crossing Road
-----------------------------------------------------------------------------------------------------------------------------------
  26  Craig Sharp, D.C.                                  CWMC of Modesto, PC                   1500 Standiford Avenue, Suite B
-----------------------------------------------------------------------------------------------------------------------------------
  27  Tandy Williams, D.C.                               CWMC of Orange, PC                    1415 North Batavia Street
-----------------------------------------------------------------------------------------------------------------------------------



====================================================================================================================================
      ARIZONA                                            City               State       Zip Code      Phone #           Fax #
------------------------------------------------------------------------------------------------------------------------------------
   1  Stuart Hoffman, D.C.                               Phoenix              AZ         85022        602-789-9100      602-789-7077
------------------------------------------------------------------------------------------------------------------------------------
   2  SportsLife Chiropractic I                          Chandler             AZ         85224        602-831-6000      602-831-6470
------------------------------------------------------------------------------------------------------------------------------------
   3  SportsLife Chiropractic II                         Glendale             AZ         85308        602-661-7000      602-661-0220
------------------------------------------------------------------------------------------------------------------------------------
   4  SportsLife Chiropractic III                        Tempe                AZ         85252        602-829-9300      602-829-1233
------------------------------------------------------------------------------------------------------------------------------------
   5  SportsLife Chiropractic IV                         Scottsdale           AZ         85251        602-423-5555      602-423-1866
------------------------------------------------------------------------------------------------------------------------------------
   6  SportsLife Chiropractic V                          Ahwatukee            AZ         85252        602-598-1000      602-598-0403
------------------------------------------------------------------------------------------------------------------------------------
   7  SportsLife ChiropracticVI                          Scottsdale           AZ         85258        602-657-8505      602-657-8505
------------------------------------------------------------------------------------------------------------------------------------
      ARKANSAS
------------------------------------------------------------------------------------------------------------------------------------
   8  John W. Baines, D.C.                               Searcy               AZ         72143        501-268-4101      501-268-7710
------------------------------------------------------------------------------------------------------------------------------------
      CALIFORNIA
------------------------------------------------------------------------------------------------------------------------------------
   9  William Adler, D.C.                                Granada Hills        CA         91344        818-360-2224      818-360-8220
------------------------------------------------------------------------------------------------------------------------------------
  10  Gary Arthur, D.C.                                  Laguna Beach         CA         92651        714-497-2553      714-497-5273
------------------------------------------------------------------------------------------------------------------------------------
  11  David Attencio, D.C.                               Fountain Valley      CA         92708        714-662-1921      714-662-1807
------------------------------------------------------------------------------------------------------------------------------------
  12  Don Bolt, Jr., D.C.                                Port Hueneme         CA         93041        805-985-6867      805-985-6692
------------------------------------------------------------------------------------------------------------------------------------
  13  Gerald Coy, D.C.                                   Westminster          CA         92638             N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------
  14  Gerald Coy, D.C.                                   Long Beach           CA         90815             N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------
  15  Gerald Coy, D.C.                                   Anaheim              CA         92682             N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------
  16  Gerald Coy, D.C.                                   Fullerton            CA         92682             N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------
  17  Gerald Coy, D.C.                                   Downey               CA         90240        562-869-1021      562-923-3426
------------------------------------------------------------------------------------------------------------------------------------
  18  David A. Gonzalez, D.C.                            Hacienda Heights     CA         91745        626-330-0651      626-961-0355
------------------------------------------------------------------------------------------------------------------------------------
  19  Omid Haghighinia, D.C.                             Tustin               CA         92780        714-505-6030      714-505-6032
------------------------------------------------------------------------------------------------------------------------------------
  20  Thomas Hewko, D.C.                                 Costa Mesa           CA         92627        714-650-2273      714-650-5022
------------------------------------------------------------------------------------------------------------------------------------
  21  Leonard Malin, D.C.                                Victorville          CA         92932        760-241-7885      760-241-3275
------------------------------------------------------------------------------------------------------------------------------------
  22  Leonard Malin, D.C.                                Anaheim              CA         92806        714-635-8068          N/A
------------------------------------------------------------------------------------------------------------------------------------
  23  Greg Middleton, D.C.                               La Miranda           CA         90638        714-522-2332      714-522-2344
------------------------------------------------------------------------------------------------------------------------------------
  24  Jay S. Polidori, D.C., Debra Polidori, D.C.        Brea                 CA         92821        714-529-3327          N/A
------------------------------------------------------------------------------------------------------------------------------------
  25  Jay S. Polidori, D.C., Debra Polidori, D.C.        Brea                 CA         91765        909-396-7250      909-396-7270
------------------------------------------------------------------------------------------------------------------------------------
  26  Craig Sharp, D.C.                                  Modesto              CA         95350        209-577-3300      209-577-3569
------------------------------------------------------------------------------------------------------------------------------------
  27  Tandy Williams, D.C.                               Orange               CA         92867        714-532-2500      714-532-2233
------------------------------------------------------------------------------------------------------------------------------------

Schedule A 2

-----------------------------------------------------------------------------------------------------------------------------------
      FLORIDA
-----------------------------------------------------------------------------------------------------------------------------------
  28  Jack R. Berman, D.C.                           CWMC of North Miami Beach, Inc.            3733 NE 163rd Street
-----------------------------------------------------------------------------------------------------------------------------------
  29  Michael Bigley, D.C.                           CWMC of West Colonial Drive, Inc.          1512 West Colonial Drive, Suite 2
-----------------------------------------------------------------------------------------------------------------------------------
  30  Neil M. Brown, D.C.                            CWMC of Daytona Beach, Inc.                701 Beville Road
-----------------------------------------------------------------------------------------------------------------------------------
  31  David W. Darrow, D.C.                          CWMC of Longwood , Inc.                    97 Tollgate Trail
-----------------------------------------------------------------------------------------------------------------------------------
  32  Dunedin                                        CWMC of Paul Drive, Dunedin, Inc.          507 South Paula Drive
-----------------------------------------------------------------------------------------------------------------------------------
  33  Carl Grappin, D.C., Linda Grappin, D.C.        CWMC of North Port, Inc.                   12511 S. Tamiami Trail
-----------------------------------------------------------------------------------------------------------------------------------
  34  Ron Grassi, D.C.                               CWMC of Jupiter, Inc.                      2532 W, Indiantown Road
-----------------------------------------------------------------------------------------------------------------------------------
  35  Adlai S. Green, D.C.                           CWMC of Apopka, Inc.                       424 N. Park Avenue
-----------------------------------------------------------------------------------------------------------------------------------
  36  Stephen W. Hayman, D.C.                        CWMC of Deland, Inc.                       818 N. Woodland Blvd.
-----------------------------------------------------------------------------------------------------------------------------------
  37  Donald J. Hensley, D.C.                        CWMC of Brooksville, Inc.                  291 E. Jefferson Street
-----------------------------------------------------------------------------------------------------------------------------------
  38  Jeff Howard, DC                                CWMC of Jacksonville, Inc.                 6909 Beach Blvd
-----------------------------------------------------------------------------------------------------------------------------------
  39  Charles Kessinger, D.C.                        CWMC of Key West, Inc.                     1901 Forgarty Ave., Suite A
 ----------------------------------------------------------------------------------------------------------------------------------
  40  Kent E. Klonel, D.C.                           CWMC of Altamonte Springs, Inc.            462 W. Central Parkway, Suite 1000
-----------------------------------------------------------------------------------------------------------------------------------
  41  Lester Levine, D.C.                            CWMC of East Normandy Blvd., Deltona, Inc. 1240 E. Normandy Blvd.
      Norman H. Brodsky, D.C.
-----------------------------------------------------------------------------------------------------------------------------------
  42  Martin P. Marcus, D.C.                         CWMC of 66th Street, St. Petersburg, Inc.  3201 66th Street N. Suite A
-----------------------------------------------------------------------------------------------------------------------------------
  43  Charles D. Martin, D.C.                        CWMC of Winter Springs, Inc.               501 West Highway 434
-----------------------------------------------------------------------------------------------------------------------------------
  44  Kerry McCord (ST.PETE)                         CWMC of 4th Street, St. Peterburg, Inc.    8730 4th Street, North
-----------------------------------------------------------------------------------------------------------------------------------
  45  Kerry McCord (TAMPA)                           CWMC of 4th Street, St. Peterburg, Inc.    2817 West Virginia Ave.
-----------------------------------------------------------------------------------------------------------------------------------
  46  Gary Mester, D.C.                              CWMC of Bradenton, Inc.                    5209 26th Street West, Suite B
-----------------------------------------------------------------------------------------------------------------------------------
  47  Gary Ostoski, D.C. (TITUS)                     CWMC of Titusville, Inc. #1                2405 Garden Street
-----------------------------------------------------------------------------------------------------------------------------------
  48  Gary Ostoski, D.C. (ORL)                       CWMC of  Titusville, Inc. #2               15222 E. Colonial Drive
-----------------------------------------------------------------------------------------------------------------------------------
  49  Donald Pearsall, D.C.                          CWMC of Toney Penna Drive, Jupiter, Inc.   275  Toney Penna Drive, Suite 12
-----------------------------------------------------------------------------------------------------------------------------------
  50  David L. Quintavlli, DC                        CWMC of Coral Springs, Inc.                2653 North University Drive
-----------------------------------------------------------------------------------------------------------------------------------
  51  Lawrence Reis, D.C.                            CWMC of Vine Street, Kessimmee, Inc.       1621 East Vine Street
-----------------------------------------------------------------------------------------------------------------------------------
  52  Michael J. Rodriguez (ORM)                     CWMC of Ormond Beach, Inc.                 545 West Granada Blvd.
-----------------------------------------------------------------------------------------------------------------------------------
  53  Jon Stephen Samples, D.C.                      CWMC of New Smyrna Beach, Inc.             622 Third Avenue
-----------------------------------------------------------------------------------------------------------------------------------
  54  Frank Scholz,D.C.                              CWMC of Mt. Dora, Inc.                     4820 Highway 19A
-----------------------------------------------------------------------------------------------------------------------------------
  55  Alan J. Schwartz, D.C.                         CWMC of Casselberry, Inc.                  897 E. Semoran Blvd.
-----------------------------------------------------------------------------------------------------------------------------------
  56  Frank Schwimmer, D.C.                          CWMC of Sarasota, Inc.                     2446 S. Tamiami Trail
-----------------------------------------------------------------------------------------------------------------------------------
  57  Richard Sheldon, D.C.                          CWMC of Fort Walton Beach, Inc.            8 Racetrack Road, N.W.
-----------------------------------------------------------------------------------------------------------------------------------
  58  Mark Straub, D.C. (KISS)                       CWMC of Kissimmee, Inc.                    2901 E. Irlo Bronson Highway
-----------------------------------------------------------------------------------------------------------------------------------
  59  Mark Straub, D.C. (ORL)                        CWMC of Orlando, Inc.                      1707 E. Michigan Street
-----------------------------------------------------------------------------------------------------------------------------------
  60  Michael Williams, D.C.                         CWMC of Tampa, Inc.                        2516 West Waters Avenue
-----------------------------------------------------------------------------------------------------------------------------------
  61  Scott A. Wittmer, D.C.                         CWMC of Winter Park, Inc.                  5435 Lake Howell Road
-----------------------------------------------------------------------------------------------------------------------------------
  62  Donald Woeltgen, D.C.                          CWMC of Miramar, Inc.                      6115 Miramar Parkway
-----------------------------------------------------------------------------------------------------------------------------------
  63  Thomas F. Yandell, Jr. D.C.                    CWMC of Sanford, Inc.                      820 West Lake Mary Blvd., Suite 107
-----------------------------------------------------------------------------------------------------------------------------------
  64  Thomas F. Yandell, Jr. (Del)                   CWMC of  Deltona, Inc.                     505 Deltona Blvd., Suite 103
-----------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
      FLORIDA
---------------------------------------------------------------------------------------------------------------------------------
  28  Jack R. Berman, D.C.                     North Miami Beach        FL            33160        305-940-2225      305-940-6323
---------------------------------------------------------------------------------------------------------------------------------
  29  Michael Bigley, D.C.                     Orlando                  FL            32804        407-423-1768      407-423-0143
---------------------------------------------------------------------------------------------------------------------------------
  30  Neil M. Brown, D.C.                      S Daytona Beach          FL            32119        904-788-2300      904-756-7697
---------------------------------------------------------------------------------------------------------------------------------
  31  David W. Darrow, D.C.                    Longwood                 FL            32750        407-331-4040      407-331-9696
---------------------------------------------------------------------------------------------------------------------------------
  32  Dunedin                                  Dunedin                  FL            34698        813-734-4152      813-136-0577
---------------------------------------------------------------------------------------------------------------------------------
  33  Carl Grappin, D.C., Linda Grappin, D.C.  North Port               FL            34287        941-426-9551      941-426-9552
---------------------------------------------------------------------------------------------------------------------------------
  34  Ron Grassi, D.C.                         Jupiter                  FL            33458        561-746-3544      561-146-8613
---------------------------------------------------------------------------------------------------------------------------------
  35  Adlai S. Green, D.C.                     Apopka                   FL            32712        407-886-0611      407-886-2817
---------------------------------------------------------------------------------------------------------------------------------
  36  Stephen W. Hayman, D.C.                  Deland                   FL            32720        904-734-2592      904-734-1773
---------------------------------------------------------------------------------------------------------------------------------
  37  Donald J. Hensley, D.C.                  Brooksville              FL            34601        352-796-7202      352-796-5215
---------------------------------------------------------------------------------------------------------------------------------
  38  Jeff Howard, DC                          Jacksonville             FL            32216        904-725-8111      904-725-8297
---------------------------------------------------------------------------------------------------------------------------------
  39  Charles Kessinger, D.C.                  Key West                 FL            33040        305-296-7533      305-296-5324
---------------------------------------------------------------------------------------------------------------------------------
  40  Kent E. Klonel, D.C.                     Altamonte Springs        FL            32714        407-682-6809      407-682-3020
---------------------------------------------------------------------------------------------------------------------------------
  41  Lester Levine, D.C.
      Norman H. Brodsky, D.C.                  Deltona                  FL         32725-8484      407-574-1464      407-574-4895
---------------------------------------------------------------------------------------------------------------------------------
  42  Martin P. Marcus, D.C.                   St. Petersburg           FL            33710        813-345-5859      813-345-1527
---------------------------------------------------------------------------------------------------------------------------------
  43  Charles D. Martin, D.C.                  Winter Springs           FL            32708        407-327-0410      407-327-8739
---------------------------------------------------------------------------------------------------------------------------------
  44  Kerry McCord (ST.PETE)                   St. Petersburg           FL            33702        813-579-0022      813-576-6469
---------------------------------------------------------------------------------------------------------------------------------
  45  Kerry McCord (TAMPA)                     Tampa                    FL            33607        813-879-0022      813-879-5670
---------------------------------------------------------------------------------------------------------------------------------
  46  Gary Mester, D.C.                        Bradenton                FL            34207        941-755-8809      941-727-7701
---------------------------------------------------------------------------------------------------------------------------------
  47  Gary Ostoski, D.C. (TITUS)               Titusville               FL            32796        407-267-4324      407-267-7908
---------------------------------------------------------------------------------------------------------------------------------
  48  Gary Ostoski, D.C. (ORL)                 Orlando                  FL
---------------------------------------------------------------------------------------------------------------------------------
  49  Donald Pearsall, D.C.                    Jupiter                  FL            33458        561-746-4242      561-746-7405
---------------------------------------------------------------------------------------------------------------------------------
  50  David L. Quintavlli, DC                  Coral Springs            FL            33065        954-755-7887      954-755-7901
---------------------------------------------------------------------------------------------------------------------------------
  51  Lawrence Reis, D.C.                      Kissimmee                FL            34744        407-847-2898      407-239-2872
---------------------------------------------------------------------------------------------------------------------------------
  52  Michael J. Rodriguez (ORM)               Ormond Beach             FL            32174        904-672-6243      904-677-7463
---------------------------------------------------------------------------------------------------------------------------------
  53  Jon Stephen Samples, D.C.                New Smyrna               FL            32169        904-428-9327      904-428-9327
---------------------------------------------------------------------------------------------------------------------------------
  54  Frank Scholz,D.C.                        Mt. Dora                 FL            32757        352-589-8500      352-589-6893
---------------------------------------------------------------------------------------------------------------------------------
  55  Alan J. Schwartz, D.C.                   Casselberry              FL            32707        407-767-8209      407-767-5488
---------------------------------------------------------------------------------------------------------------------------------
  56  Frank Schwimmer, D.C.                    Sarasota                 FL            34239        941-366-7111      941-366-9812
---------------------------------------------------------------------------------------------------------------------------------
  57  Richard Sheldon, D.C.                    Fort Walton Beach        FL                         850-863-1920      850-863-2047
---------------------------------------------------------------------------------------------------------------------------------
  58  Mark Straub, D.C. (KISS)                 Kissimmee                FL            34744        407-847-4961      407-847-3455
---------------------------------------------------------------------------------------------------------------------------------
  59  Mark Straub, D.C. (ORL)                  Orlando                  FL            32806        407-847-4961      407-847-3455
---------------------------------------------------------------------------------------------------------------------------------
  60  Michael Williams, D.C.                   Tampa                    FL            33614        813-932-2663      813-933-3304
---------------------------------------------------------------------------------------------------------------------------------
  61  Scott A. Wittmer, D.C.                   Winter Park              FL            32792        407-677-7272      407-677-5298
---------------------------------------------------------------------------------------------------------------------------------
  62  Donald Woeltgen, D.C.                    Miramar                  FL            33023        954-961-1007      654-963-8545
---------------------------------------------------------------------------------------------------------------------------------
  63  Thomas F. Yandell, Jr. D.C.              Sanford                  FL            32773        407-322-9303      407-322-2687
---------------------------------------------------------------------------------------------------------------------------------
  64  Thomas F. Yandell, Jr. (Del)             Deltona                  FL            32725        407-574-0404      407-574-7881
---------------------------------------------------------------------------------------------------------------------------------

Schedule A 2


-------------------------------------------------------------------------------------------------------------------------
      NORTH CAROLINA
-------------------------------------------------------------------------------------------------------------------------
  65  Michael Arrandt, D.C.                CWMC of Park Road, Charlotte, PA        15655 Povidence Road
-------------------------------------------------------------------------------------------------------------------------
  66  Michael Arrandt, D.C.                CWMC of Park Road, Charlotte, PA #2     5208 Park Road
-------------------------------------------------------------------------------------------------------------------------
  67  William Butson, D.C.                 CWMC of Lenoir, PA                      410 Mulberry Street, SW
-------------------------------------------------------------------------------------------------------------------------
  68  Andrew Grant, D.C.                   CWMC of Marion, PA                      PO Box 1476
-------------------------------------------------------------------------------------------------------------------------
  69  Dennis L. Hart, D.C.                 CWMC of Hickory, PA                     1960 Highway 70, SE, Suite 242
-------------------------------------------------------------------------------------------------------------------------
  70  Harry E. Hunt, D.C.                  CWMC of Caramel Rd., Charlotte,PA       6300 Carmel Rd. Suite 160
-------------------------------------------------------------------------------------------------------------------------
  71  Robert Huskey, D.C. #1               CWMC of Hendersonville, PA #1           2927 Haywood Road
-------------------------------------------------------------------------------------------------------------------------
  72  Robert Huskey, D.C. #2               CWMC of Hendersonville, PA #2           615 Eavenson Blvd.
-------------------------------------------------------------------------------------------------------------------------
  73  Fletcher G. Keith, D.C.              CWMC of Charlotte, PA (West)            4016-4024 Triangle Drive, PO Box 66794
-------------------------------------------------------------------------------------------------------------------------
  74  Steven S. English, D.C.              CWMC of Charlotte, PA (East)            5344 Central Ave.
      Steven J. Crealese, D.C              CWMC
-------------------------------------------------------------------------------------------------------------------------
  75  Stephen D. Demaine, D.C.             CWMC of Charlotte, PA (North)           504 Eastway Drive
-------------------------------------------------------------------------------------------------------------------------
  76  Michael Vandersluis, D.C.            CWMC of Chesterton                      7435 Indianapolis Boulevard
-------------------------------------------------------------------------------------------------------------------------
      IOWA
-------------------------------------------------------------------------------------------------------------------------
  77  Thomas Rexroth, D.C.                 CWMC of West Burlington, PC             2411 West mount Pleasant Street
-------------------------------------------------------------------------------------------------------------------------
  78  Randy Sprague, D.C.                  CWMC of Sioux City                      3535 Southern Hills Drive
-------------------------------------------------------------------------------------------------------------------------
      KANSAS
-------------------------------------------------------------------------------------------------------------------------
  79  Byron LeClerc, D.C.                  CWMC of Leavenworth, PC                 356 Santa Fe
-------------------------------------------------------------------------------------------------------------------------
      MARYLAND
-------------------------------------------------------------------------------------------------------------------------
  80  Joseph DelRosso, D.C.                CWMC of Columbia, PC                    10760 Hickory Ridge Road
-------------------------------------------------------------------------------------------------------------------------
      MICHIGAN
-------------------------------------------------------------------------------------------------------------------------
  81  Tim Dunne, D.C.                      CWMC of Trenton, PC                     2140 West Road
-------------------------------------------------------------------------------------------------------------------------
  82  Thomas J. Neuner, D.C.               CWMC of New Baltimore, PC               32500 23 Mile Road
-------------------------------------------------------------------------------------------------------------------------
  83  Christopher J. Zimmer, D.C.          CWMC of Marine City, PC                 447 S Water Street
-------------------------------------------------------------------------------------------------------------------------
      MISSOURI
-------------------------------------------------------------------------------------------------------------------------
  84  Allyn Smith, D.C.                    CWMC of St. Joseph, PC                  2015 N 36th Street
-------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------
      NORTH CAROLINA
--------------------------------------------------------------------------------------------------------------------------
  65  Michael Arrandt, D.C.        Weddington                    NC            28105        704-847-7200      704-847-7200
--------------------------------------------------------------------------------------------------------------------------
  66  Michael Arrandt, D.C.        Charlotte                     NC            28209        704-525-6500      704-525-6579
--------------------------------------------------------------------------------------------------------------------------
  67  William Butson, D.C.         Lenoir                        NC            28645        704-754-7000     704-754-*8316
--------------------------------------------------------------------------------------------------------------------------
  68  Andrew Grant, D.C.           Marian                        NC            28752        704-652-7746      704-652-9946
--------------------------------------------------------------------------------------------------------------------------
  69  Dennis L. Hart, D.C.         Hickory                       NC            28658        704-345-0000      704-345-0001
--------------------------------------------------------------------------------------------------------------------------
  70  Harry E. Hunt, D.C.          Charlotte                     NC            28226        704-541-6000      704-541-3350
--------------------------------------------------------------------------------------------------------------------------
  71  Robert Huskey, D.C. #1       Hendersonville                NC            28786        704-697-9447      704-697-9158
--------------------------------------------------------------------------------------------------------------------------
  72  Robert Huskey, D.C. #2       Waynesville                   NC            28786        704-456-5700      704-456-5728
--------------------------------------------------------------------------------------------------------------------------
  73  Fletcher G. Keith, D.C.      Charlotte                     NC            28208        704-392-1338      704-392-8156
--------------------------------------------------------------------------------------------------------------------------
  74  Steven S. English, D.C.      Charlotte                     NC            28212        704-568-9519      704-568-9515
      Steven J. Crealese, D.C                                    NC
--------------------------------------------------------------------------------------------------------------------------
  75  Stephen D. Demaine, D.C.     Charlotte                     NC            28078        704-372-6960      704-372-6890
--------------------------------------------------------------------------------------------------------------------------
  76  Michael Vandersluis, D.C.    Hammond                       IN            46324        219-845-1234      219-989-1128
--------------------------------------------------------------------------------------------------------------------------
      IOWA
--------------------------------------------------------------------------------------------------------------------------
  77  Thomas Rexroth, D.C.         West Burlington               IA            52601        319-752-4544      319-753-5879
--------------------------------------------------------------------------------------------------------------------------
  78  Randy Sprague, D.C.          Sioux City                    IA            51106        712-274-1019      712-274-8909
--------------------------------------------------------------------------------------------------------------------------
      KANSAS
--------------------------------------------------------------------------------------------------------------------------
  79  Byron LeClerc, D.C.          Leavenworht                   KS            66048        913-682-4848      913-682-1610
--------------------------------------------------------------------------------------------------------------------------
      MARYLAND
--------------------------------------------------------------------------------------------------------------------------
  80  Joseph DelRosso, D.C.        Columbia                      MD            21044        410-964-0837      410-992-4176
--------------------------------------------------------------------------------------------------------------------------
      MICHIGAN
--------------------------------------------------------------------------------------------------------------------------
  81  Tim Dunne, D.C.              Trenton                       MI            48183        313-676-6004      313-676-6095
--------------------------------------------------------------------------------------------------------------------------
  82  Thomas J. Neuner, D.C.       New Baltimore                 MI            48047        810-725-3100      810-725-3155
--------------------------------------------------------------------------------------------------------------------------
  83  Christopher J. Zimmer, D.C.  Marine City                   MI            48039        810-765-5622      810-765-8374
--------------------------------------------------------------------------------------------------------------------------
      MISSOURI
--------------------------------------------------------------------------------------------------------------------------
  84  Allyn Smith, D.C.            St. Joseph                    MO            64506        816-232-5113      816-232-0453
--------------------------------------------------------------------------------------------------------------------------

Schedule A 2


--------------------------------------------------------------------------------------------------------------------------
      NORTH CAROLINA
--------------------------------------------------------------------------------------------------------------------------
  85  Michael Arrandt, D.C.              CWMC of Park Road, Charlotte, PA           15655 Povidence Road
--------------------------------------------------------------------------------------------------------------------------
  86  Michael Arrandt, D.C.              CWMC of Park Road, Charlotte, PA #2        5208 Park Road
--------------------------------------------------------------------------------------------------------------------------
  87  William Butson, D.C.               CWMC of Lenoir, PA                         410 Mulberry Street, SW
--------------------------------------------------------------------------------------------------------------------------
  88  Andrew Grant, D.C.                 CWMC of Marion, PA                         PO Box 1476
--------------------------------------------------------------------------------------------------------------------------
  89  Dennis L. Hart, D.C.               CWMC of Hickory, PA                        1960 Highway 70, SE, Suite 242
--------------------------------------------------------------------------------------------------------------------------
  90  Harry E. Hunt, D.C.                CWMC of Caramel Rd., Charlotte,PA          6300 Carmel Rd. Suite 160
--------------------------------------------------------------------------------------------------------------------------
  91  Robert Huskey, D.C. #1             CWMC of Hendersonville, PA #1              2927 Haywood Road
--------------------------------------------------------------------------------------------------------------------------
  92  Robert Huskey, D.C. #2             CWMC of Hendersonville, PA #2              615 Eavenson Blvd.
--------------------------------------------------------------------------------------------------------------------------
  93  Fletcher G. Keith, D.C.            CWMC of Charlotte, PA (West)               4016-4024 Triangle Drive, PO Box 667948
--------------------------------------------------------------------------------------------------------------------------
      Thomas M. Brown, D.C
--------------------------------------------------------------------------------------------------------------------------
      Lenard P. Byrd, D.C.
--------------------------------------------------------------------------------------------------------------------------
      Debora L. Heflin, D.C.
--------------------------------------------------------------------------------------------------------------------------
      Kenneth R. Bauer, D.C.
--------------------------------------------------------------------------------------------------------------------------
  94  Steven S. English, D.C.            CWMC of Charlotte, PA (East)               5344 Central Ave.
      Steven J. Crealese, D.C            CWMC
--------------------------------------------------------------------------------------------------------------------------
  95  Stephen D. Demaine, D.C.           CWMC of Charlotte, PA (North)              504 Eastway Drive
      Gregory P. Houghton, D.C.
--------------------------------------------------------------------------------------------------------------------------
  96  Timothy Love, D.C.                 CWMC of Concord, PA                        130 Church Street N / PO Box 1053
--------------------------------------------------------------------------------------------------------------------------
  97  Baxter Paschal, D.C.(Fayett)       CWMC of Fayetteville, PA #1                1800 Skibo Road, #248
--------------------------------------------------------------------------------------------------------------------------
  98  Baxter Paschal, D.C.(Sp Lake)      CWMC of S Second Street                    121 South Second Street
--------------------------------------------------------------------------------------------------------------------------
  99  Baxter Paschal, DC St. Pauls       CWMC of North Bragg                        1171 North Bragg Boulevard
--------------------------------------------------------------------------------------------------------------------------
 100  Baxter Paschal, D.C. (Raliegh)     CWMC of Wake Forest                        4000 Wake Forest Road, #100
--------------------------------------------------------------------------------------------------------------------------
 101  Glenn E. Phoenix, D.C.,            CWMC of Gastionia, PA                      1846 E. Franklin Boulevard, Suite B
      Steven B. Roach, D.C.
--------------------------------------------------------------------------------------------------------------------------
 102  F. Keith Pittman, D.C.             CWMC of Charlotte, PA (Monroe)             2606-A W Roosevelt Boulevard
--------------------------------------------------------------------------------------------------------------------------
 103  Danny F. Searcy, D.C.              CWMC of Forest City, PA                    627 Withrow Road
--------------------------------------------------------------------------------------------------------------------------
 104  Alan M. Tebby, D.C.                CWMC of Charlotte, PA                      8415 Pineville-Matthews Road
--------------------------------------------------------------------------------------------------------------------------
 105  Joseph D. Wahl, D.C.               CWMC of Southern Pines, PA                 575-7 SE Broad Street
--------------------------------------------------------------------------------------------------------------------------
 106  Robert S. Yowell, D.C.             CWMC of Southern Wake, PA                  415 Wake Chapel Road/ PO Box 1030
--------------------------------------------------------------------------------------------------------------------------
      OHIO
--------------------------------------------------------------------------------------------------------------------------
 107  Daniel H. Duffy, Jr., D.C.         CWMC of Highland Heights, PA               840 Brainard Road
      Deborah L. Johnson, D.C.
--------------------------------------------------------------------------------------------------------------------------
 108  Russell J. Knowling, D.C.          CWMC of Delhi Park, PA                     5052 Delhi Pike
--------------------------------------------------------------------------------------------------------------------------
 109  Reed Moeller, D.C.                 CWMC of W Kemper Road, PA                  1250 W Kemper Road
--------------------------------------------------------------------------------------------------------------------------
 110  Reed Moeller, D.C.                 CWMC of W Kemper Road, PA                  3880 H Paxton Avenue
--------------------------------------------------------------------------------------------------------------------------
 111  Kimberly A. Wells, D.C.            CWMC of Cincinnati, PA                     8035 Hamilton Avenue
--------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
      NORTH CAROLINA
----------------------------------------------------------------------------------------------------------------------------------
  85  Michael Arrandt, D.C.                Weddington                    NC            28105        704-847-7200      704-847-7200
----------------------------------------------------------------------------------------------------------------------------------
  86  Michael Arrandt, D.C.                Charlotte                     NC            28209        704-525-6500      704-525-6579
----------------------------------------------------------------------------------------------------------------------------------
  87  William Butson, D.C.                 Lenoir                        NC            28645        704-754-7000     704-754-*8316
----------------------------------------------------------------------------------------------------------------------------------
  88  Andrew Grant, D.C.                   Marian                        NC            28752        704-652-7746      704-652-9946
----------------------------------------------------------------------------------------------------------------------------------
  89  Dennis L. Hart, D.C.                 Hickory                       NC            28658        704-345-0000      704-345-0001
----------------------------------------------------------------------------------------------------------------------------------
  90  Harry E. Hunt, D.C.                  Charlotte                     NC            28226        704-541-6000      704-541-3350
----------------------------------------------------------------------------------------------------------------------------------
  91  Robert Huskey, D.C. #1               Hendersonville                NC            28786        704-697-9447      704-697-9158
----------------------------------------------------------------------------------------------------------------------------------
  92  Robert Huskey, D.C. #2               Waynesville                   NC            28786        704-456-5700      704-456-5728
----------------------------------------------------------------------------------------------------------------------------------
  93  Fletcher G. Keith, D.C.              Charlotte                     NC            28208        704-392-1338      704-392-8156
----------------------------------------------------------------------------------------------------------------------------------
      Thomas M. Brown, D.C
----------------------------------------------------------------------------------------------------------------------------------
      Lenard P. Byrd, D.C.
----------------------------------------------------------------------------------------------------------------------------------
      Debora L. Heflin, D.C.
----------------------------------------------------------------------------------------------------------------------------------
      Kenneth R. Bauer, D.C.
----------------------------------------------------------------------------------------------------------------------------------
  94  Steven S. English, D.C.              Charlotte                     NC            28212        704-568-9519      704-568-9515
----------------------------------------------------------------------------------------------------------------------------------
      Steven J. Crealese, D.C                                            NC
----------------------------------------------------------------------------------------------------------------------------------
  95  Stephen D. Demaine, D.C.             Charlotte                     NC            28078        704-372-6960      704-372-6890
----------------------------------------------------------------------------------------------------------------------------------
      Gregory P. Houghton, D.C.
----------------------------------------------------------------------------------------------------------------------------------
  96  Timothy Love, D.C.                   Concord                       NC            28025        704-784-1711      704-784-9161
----------------------------------------------------------------------------------------------------------------------------------
  97  Baxter Paschal, D.C.(Fayett)         Fayetteville                  NC            28303        910-867-4120      910-867-4120
----------------------------------------------------------------------------------------------------------------------------------
  98  Baxter Paschal, D.C.(Sp Lake)        St. Pauls                     NC            28384        910-865-1199          N/A
----------------------------------------------------------------------------------------------------------------------------------
  99  Baxter Paschal, DC St. Pauls         Spring Lake                   NC            28384        910-436-5000          N/A
----------------------------------------------------------------------------------------------------------------------------------
 100  Baxter Paschal, D.C. (Raliegh)       Raleigh                       NC            27609        919-212-1920          N/A
----------------------------------------------------------------------------------------------------------------------------------
 101  Glenn E. Phoenix, D.C.,              Gastonia                      NC            28054        704-868-3854      704-864-0858
      Steven B. Roach, D.C.
----------------------------------------------------------------------------------------------------------------------------------
 102  F. Keith Pittman, D.C.               Monroe                        NC            28110        704-291-9000      704-291-9102
----------------------------------------------------------------------------------------------------------------------------------
 103  Danny F. Searcy, D.C.                Forest City                   NC            28043        704-287-2696      704-287-0832
----------------------------------------------------------------------------------------------------------------------------------
 104  Alan M. Tebby, D.C.                  Charlotte                     NC            28226        704-541-7111      704-541-0983
----------------------------------------------------------------------------------------------------------------------------------
 105  Joseph D. Wahl, D.C.                 Southern Pines                NC            28387        910-692-5207      910-692-4498
----------------------------------------------------------------------------------------------------------------------------------
 106  Robert S. Yowell, D.C.               Fuquay-Varina                 NC            27526        919-522-0262          N/A
----------------------------------------------------------------------------------------------------------------------------------
      OHIO
----------------------------------------------------------------------------------------------------------------------------------
 107  Daniel H. Duffy, Jr., D.C.           Highland Heights              OH            44143        216-449-1866      216-449-1176
      Deborah L. Johnson, D.C.
----------------------------------------------------------------------------------------------------------------------------------
 108  Russell J. Knowling, D.C.            Cincinnati                    OH            45238        513-451-0225      513-451-7418
----------------------------------------------------------------------------------------------------------------------------------
 109  Reed Moeller, D.C.                   Cincinnati                    OH            45240        513-871-6363      513-533-5442
----------------------------------------------------------------------------------------------------------------------------------
 110  Reed Moeller, D.C.                   Cincinnati                    OH            45209        513-871-6363      513-533-5442
----------------------------------------------------------------------------------------------------------------------------------
 111  Kimberly A. Wells, D.C.              Cincinnati                    OH            45231        513-522-3800      513-522-6402
----------------------------------------------------------------------------------------------------------------------------------

Schedule A 2



-----------------------------------------------------------------------------------------------------------------------------
      OREGON
-----------------------------------------------------------------------------------------------------------------------------
 112  Frank Heresco, D.C.                   CWMC of Corvallis, PC                      1705 Centennial Boulevard, Suite 1
-----------------------------------------------------------------------------------------------------------------------------
 113  Frank Heresco, D.C.                   CWMC of Corvallis, PC                      7319 SW Barnes Road
-----------------------------------------------------------------------------------------------------------------------------
 114  Frank Heresco, D.C.                   CWMC of Corvallis, PC                      408 NW 7th Street, Suite B
-----------------------------------------------------------------------------------------------------------------------------
      SOUTH CAROLINA
-----------------------------------------------------------------------------------------------------------------------------
 115  Carl Fryer, D.C.                      CWMC of Greenwood, PC                      317 N Emerald Road  PO Box 984
-----------------------------------------------------------------------------------------------------------------------------
 116  W. Vance Gilbert, Jr., D.C.           CWMC of Inman, PC                          14 S Main Street
-----------------------------------------------------------------------------------------------------------------------------
 117  Coy E. Pless, Jr., D.C.               CWMC of Anderson, PC                       2931 N Main Street
-----------------------------------------------------------------------------------------------------------------------------
      TENNESSEE
-----------------------------------------------------------------------------------------------------------------------------
 118  Jeffrey A. Copeland (SUM)             CWMC of Memphis, PC                        4352 Stage Road
-----------------------------------------------------------------------------------------------------------------------------
 119  Jeffrey A. Copeland (STAGE)           CWMC of Memphis, PC                        4705 Elvis Presley Boulevard
-----------------------------------------------------------------------------------------------------------------------------
 120  Jeffrey A. Copeland (Elvis)           CWMC of Memphis, PC                        4239 Summer Avenue
-----------------------------------------------------------------------------------------------------------------------------
 121  John W. Klemin, D.C.                  CWMC of Clarksville, PC                    1636 Madison Street
-----------------------------------------------------------------------------------------------------------------------------
 122  Joseph Lipkowitz, D.C.                CWMC of Memphis, PC                        235 Germantown Bend Cove, Suite 3
-----------------------------------------------------------------------------------------------------------------------------
 123  Gil Little, D.C.                      CWMC of Jackson, PC                        2051 Hollywood Drive
-----------------------------------------------------------------------------------------------------------------------------
 124  Mitchell Shea, D.C.                   CWMC of Cookville, PC                      428 North Willow Avenue
-----------------------------------------------------------------------------------------------------------------------------
      TEXAS
-----------------------------------------------------------------------------------------------------------------------------
 125  Brian Anderson, D.C.                  CWMC of San Angelo, PC                     118 N 8th Street
-----------------------------------------------------------------------------------------------------------------------------
 126  Brian Anderson, D.C.                  CWMC of San Angelo, PC #1                  3808 Sherwood Way
-----------------------------------------------------------------------------------------------------------------------------
 127  Chandler George, D.C.                 CWMC of Mineral Wells, PC #1               414 SE 1st Street
-----------------------------------------------------------------------------------------------------------------------------
 128  Chandler George, D.C.                 CWMC of Mineral Wells, PC #2               1810 Sante Drive, Suite 101
-----------------------------------------------------------------------------------------------------------------------------
 129  Robert Howell, D.C.                   CWMC of Denton, PC                         110 Dallas Drice, Suite 122
-----------------------------------------------------------------------------------------------------------------------------
      VERMONT
-----------------------------------------------------------------------------------------------------------------------------
 130  Randall Moelter, D.C.                 CWMC of Rutland, PC                        170 N Main Street
-----------------------------------------------------------------------------------------------------------------------------
      VIRGINIA
-----------------------------------------------------------------------------------------------------------------------------
 131  Paul Curcio, D.C. (CENTRE)            CWMC of Centerville, Inc.                  14215 E Centerville Square, Suite J
-----------------------------------------------------------------------------------------------------------------------------
 132  Danielle Milano, MD                   CWMC of Fredericksburg, PC                 10740 B. Courthouse Road
-----------------------------------------------------------------------------------------------------------------------------
 133  Gurutrang Khalsa, D.C.                CWMC of Herndon, PC                        708 Pine Street
-----------------------------------------------------------------------------------------------------------------------------
      WISCONSIN
-----------------------------------------------------------------------------------------------------------------------------
 134  Bradley J. Kenney, D.C.               CWMC of Algoma, PC                         1421 Lake Street
-----------------------------------------------------------------------------------------------------------------------------
 135  Ray Roddan, D.C.                      CWMC of Green Bay, PC                      1075 Brookwood Drive
-----------------------------------------------------------------------------------------------------------------------------
 136  James Rouse, D.C.                     CWMC of Appleton, PC                       308 E Northland Avenue
-----------------------------------------------------------------------------------------------------------------------------
      WYOMING
-----------------------------------------------------------------------------------------------------------------------------
 137  Brian Husske, D.C.                    CWMC of Sheridan                           935 Sugarland
=============================================================================================================================



----------------------------------------------------------------------------------------------------------------------------------
      OREGON
----------------------------------------------------------------------------------------------------------------------------------
 112  Frank Heresco, D.C.                  Springfield                   OR            97477        541-726-2129      541-726-2024
----------------------------------------------------------------------------------------------------------------------------------
 113  Frank Heresco, D.C.                  Portland                      OR            97225        503-203-6855      503-203-6922
----------------------------------------------------------------------------------------------------------------------------------
 114  Frank Heresco, D.C.                  Corvallis                     OR            97330        541-757-0454      541-757-9946
----------------------------------------------------------------------------------------------------------------------------------
      SOUTH CAROLINA
----------------------------------------------------------------------------------------------------------------------------------
 115  Carl Fryer, D.C.                     Greenwood                     SC         29648-0984      864-223-6500      864-223-2715
----------------------------------------------------------------------------------------------------------------------------------
 116  W. Vance Gilbert, Jr., D.C.          Inman                         SC         29349-1634      864-472-2871          N/A
----------------------------------------------------------------------------------------------------------------------------------
 117  Coy E. Pless, Jr., D.C.              Anderson                      SC            29621        864-224-9775      864-224-5520
----------------------------------------------------------------------------------------------------------------------------------
      TENNESSEE
----------------------------------------------------------------------------------------------------------------------------------
 118  Jeffrey A. Copeland (SUM)            Memphis                       TN            38128        901-382-1123      901-382-4001
----------------------------------------------------------------------------------------------------------------------------------
 119  Jeffrey A. Copeland (STAGE)          Memphis                       TN            38116             N/A              N/A
----------------------------------------------------------------------------------------------------------------------------------
 120  Jeffrey A. Copeland (Elvis)          Memphis                       TN            38122        901-763-2225      901-685-5477
----------------------------------------------------------------------------------------------------------------------------------
 121  John W. Klemin, D.C.                 Clarksville                   TN            37043        931-647-3692      931-647-0297
----------------------------------------------------------------------------------------------------------------------------------
 122  Joseph Lipkowitz, D.C.               Cordova                       TN            38018        901-756-9970      901-756-4127
----------------------------------------------------------------------------------------------------------------------------------
 123  Gil Little, D.C.                     Jackson                       TN            38305        901-660-1234      901-661-0444
----------------------------------------------------------------------------------------------------------------------------------
 124  Mitchell Shea, D.C.                  Cookville                     TN            38501        615-526-4084      615-526-6801
----------------------------------------------------------------------------------------------------------------------------------
      TEXAS
----------------------------------------------------------------------------------------------------------------------------------
 125  Brian Anderson, D.C.                 Ballinger                     TX            76821        915-365-5030      915-365-3294
----------------------------------------------------------------------------------------------------------------------------------
 126  Brian Anderson, D.C.                 San Angelo                    TX            76901        915-949-1600      915-944-3754
----------------------------------------------------------------------------------------------------------------------------------
 127  Chandler George, D.C.                Mineral Wells                 TX            76067        940-328-1244      940-325-4291
----------------------------------------------------------------------------------------------------------------------------------
 128  Chandler George, D.C.                Weatherford                   TX            76086        817-599-0061      817-599-0062
----------------------------------------------------------------------------------------------------------------------------------
 129  Robert Howell, D.C.                  Denton                        TX            76205        940-566-0000      940-565-6655
----------------------------------------------------------------------------------------------------------------------------------
      VERMONT
----------------------------------------------------------------------------------------------------------------------------------
 130  Randall Moelter, D.C.                Rutland                       VT           /05701        802-775-1986      802-773-6533
----------------------------------------------------------------------------------------------------------------------------------
      VIRGINIA
----------------------------------------------------------------------------------------------------------------------------------
 131  Paul Curcio, D.C. (CENTRE)           Centerville                   VA            22020        703-222-3737      703-449-9346
----------------------------------------------------------------------------------------------------------------------------------
 132  Danielle Milano, MD                  Fredericksburg                VA            22408        540-891-6414      540-891-9383
----------------------------------------------------------------------------------------------------------------------------------
 133  Gurutrang Khalsa, D.C.               Herndon                       VA            20170        703-481-9000      703-481-9003
----------------------------------------------------------------------------------------------------------------------------------
      WISCONSIN
----------------------------------------------------------------------------------------------------------------------------------
 134  Bradley J. Kenney, D.C.              Algoma                        WI            54201        920-487-5888      920-487-5809
----------------------------------------------------------------------------------------------------------------------------------
 135  Ray Roddan, D.C.                     Green Bay                     WI            54304        920-496-6000      920-496-0998
----------------------------------------------------------------------------------------------------------------------------------
 136  James Rouse, D.C.                    Appleton                      WI            54911        414-731-7113      414-731-7118
----------------------------------------------------------------------------------------------------------------------------------
      WYOMING
----------------------------------------------------------------------------------------------------------------------------------
 137  Brian Husske, D.C.                   Sheridan                      WY            82801        307-674-7433      307-674-6808
----------------------------------------------------------------------------------------------------------------------------------

==========================================================================

      CWC CAN EXPAND TO FUTURE TERRITOTIES AS LONG AS IT DOES NOT INFRINGE ON THE RIGHTS OF THE FRANCHISES OF THE SELLER AS OF THE CLOSING DATE

                                   SCHEDULE 3
                    LEASE ASSIGNMENT AND ASSUMPTION AGREEMENT

            Lease Assignment and Assumption Agreement ("Agreement") made as of the ___ day of ___________, 19__ by and between NUTRI/SYSTEM, L. P., having an office at 410 Horsham Road, Horsham PA 19044 ("Assignor") and COMPLETE WELLNESS WEIGHT MANAGEMENT, INC., ("Assignee"); having an office at 725 Independence Avenue, SE, Washington, DC 20003.

                                   WITNESSETH:

            WHEREAS, Assignor is the present holder of the tenant's right, title and interest in, to and under that certain lease, (the "Lease"), between the landlord under the Lease (the "Landlord"), and Assignor as tenant, for premises set forth in the Lease, a true copy of said Lease being attached hereto and made a part hereof as Exhibit A;

            WHEREAS, Assignor in conjunction with the sale of its assets to Assignee at the above location, desires to transfer, assign and set over to Assignee all of Assignor's right, title and interest in, to and under the Lease;

            WHEREAS, Assignee is willing to assume and agree to perform, directly for the benefit of Landlord, all of the terms, covenants and conditions of the Lease and this Agreement on the Assignor's and Assignee's part to be performed;

            WHEREAS, Assignee agrees to pay the rent promptly and perform all of the terms of the Lease and this Agreement as of the date of this Agreement, and Assignee assumes full responsibility for the Lease as if Assignee signed the Lease originally as tenant;

            WHEREAS, Assignor and Assignee hereto both acknowledge that they are familiar with the terms of the Lease setting forth the requirements and proper steps to be taken to effect the assignment of the Lease and further request the written consent of the Landlord thereto as a condition precedent to said assignment and all of the terms herein; and

            WHEREAS, the Assignor and Assignee as a condition precedent to the Landlord's consent to this agreement, agree to modify the Lease pursuant to the terms herein.

            NOW THEREFORE, for good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, Assignor and Assignee hereby covenant and agree as follows:

1. Assignor hereby grants, conveys, assigns and transfers to Assignee all of Assignor's right, title and interest in, to and under the Lease.

2. Assignee shall duly observe and perform, and does hereby assume the full and faithful performance of, all of the covenants, agreement, obligations, provisions, terms and conditions of the Lease and this Agreement on the part of Assignor an Assignee to be performed or observed, as if Assignee were the tenant originally named in the Lease. In furtherance, and not in limitation of the foregoing, Assignee shall not do, or permit to be done, any act which is prohibited by the Lease or this Agreement or which would in any way contravene or violate any term or condition of the Lease or this Agreement or would constitute default thereunder or hereunder.

3. Assignee agrees to pay rent in arrears in the amount of _________ which shall be paid to the Landlord on the effective date of this Agreement and shall represent payment in full for any rent in arrears.

4. Subject to the Landlord's prior written consent referenced above, Assignor hereby assigns and gives use and possession of the demised premises as conveyed by the Lease to Assignee as of ___________ ___, 19__. Assignee's obligation to pay rent shall commence ___________ ___, 19__.

5. The Lease and this Agreement shall not be further assigned by the Assignee without the written consent of the Landlord. By its agreement and consent to the terms hereof, this Landlord agrees that the Assignor is hereby released from any further obligations under the Lease.

6. Except as herein modified, the terms of the Lease shall remain in full force and effect.

7. This Agreement (i) contains the entire agreement of the parties, (ii) supersedes all prior negotiations and understandings, which are fully merged herein, (iii) shall be construed and governed by the laws of the state where the premises under the Lease are located and (iv) may not be changed or modified except by a written instrument signed by the party sought to be bound.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on ___________ ___, 19__.


            Nutri/System, L. P., Assignor

            By:
               -------------------------------------
            Complete Wellness Weight Management, Inc., Assignee

            By:
               -------------------------------------

            Agreed and Consented To:

            Landlord

            By:
               -------------------------------------

                                LICENSE AGREEMENT


            This Agreement is made this 23rd day of December, 1997 by and between Nutri/System, L.P., a Delaware limited partnership ("Nutri/System"), and Complete Wellness Centers, Inc., a Delaware corporation ("CWC"), and Complete Wellness Weight Management, Inc.
a Delaware corporation ("CWWM").

            WHEREAS, CWC and CWWM (collectively, "Buyer") have purchased certain assets of Nutri/System pursuant to an Asset Purchase Agreement dated the date hereof ("Purchase Agreement");

            WHEREAS, pursuant to Section 4 of the Purchase Agreement, Buyer will be assuming Nutri/System's leases for the fifty-eight (58) weight loss centers set forth on Schedule A-1 to this Agreement (individually, "NSI Weight Loss Center") and collectively, "NSI Weight Loss Centers"); and

            WHEREAS, Buyer operates certain weight loss centers at the locations described on Scheduled A-2 (individually, CWC Weight Loss Center" and collectively, "CWC Weight Loss Centers, " together with NSI Weight Loss Centers, "Weight Loss Centers);

            WHEREAS, Buyer wishes to license from Nutri/System, and Nutri/System wishes to license to Buyer certain trademarks and service marks set forth on Schedule B to this Agreement (the "Trademarks") for Buyer to use solely in connection with Buyer's operation of the Weight Loss Centers.

            NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the sufficiency of which is acknowledged, the parties hereby agrees as follows:

            1.    Grant of License.

                  Nutri/System hereby grants to Buyer a non-exclusive, non-transferable license (subject to Section 13), without the right to grant sublicenses, to use Trademarks solely in connection with Buyer's operation of the NSI Weight Loss Centers and (ii) the sale of Food Products (as defined below) at the CWC Weight Loss Centers but such centers shall not be operate under the Nutri/System name (the "License"). Buyer shall not operate any weight loss center under Nutri/System name in any location which such operation would be prohibited by an agreement between Nutri/System and any Nutri/System franchisees as of the date hereof.

            2.    Term
                  A. The License of Buyer for each NSI Weight Loss Center shall commence on the date Buyer assumes Nutri/System's lease for the particular NSI Weight Loss Center in accordance with Section 4 of the Purchase Agreement. The License of Buyer for the CWC Weight Loss Centers shall commence on the date Buyer has obtained a License hereunder with respect to 45 NSI Weight Loss Centers. Thereafter, the term of the Weight Loss Center's License shall remain in full force and effect until one (1) year thereafter (the "Term"). So long as neither Nutri/System nor the NSI Weight Loss Center terminates the License, the Term shall be automatically renewable for additional one (1) year Terms.
                  B. As a condition precedent to the commencement of a NSI Weight Loss Center's License, in accordance with Section 4 of the Purchase Agreement Buyer must:
                        1) assume Nutri/System's. its franchisee's, or its affiliate's lease for the NSI Weight Loss Center.
                        2) Obtain the landlord's written consent for the assumption of the lease; and
                        3) Obtain the landlords' release in writing of Nutri/System, its franchisee, and/or affiliate from its liabilities under the lease.
            3.    License Fees.
                  Upon the commencement and renewal of each Weight Loss Center's License, Buyer shall pay to Nutri/System one dollar ($1.00).

            4.    Quality Control.

                  A. Buyer shall use the Trademarks only in connection with services are that are of a high standard of quality so as to preserve the goodwill and good reputation associated with it the Trademarks. Buyer agrees to comply with the guidelines set by Nutri/System from time to time to maintain the quality of the services offered by Buyer under the Trademarks.

                  B. Nutri/System shall have the right, upon reasonable notice and during normal business hours, to inspect the operations of Buyer and the Weight Loss Centers undertaken in connection with the Trademarks to confirm that the services offered are of a high quality necessary to preserve the goodwill and good reputation associated with the Trademarks.

                  C. Should Nutri/System find a noticeable decline in the quality of the services offered under the Trademarks, then Nutri/System shall notify Buyer in writing of Nutri/System's comments or complaints about the services offered by the Weight Loss Center(s). If Buyer cannot cure the problems(s) within twenty (20) days of receipt of Nutri/System's notice, then Nutri/System shall have the right to terminate Buyer's License with respect to the applicable Weight Loss Centers, or if applicable, this Agreement.

                  D. Buyer represents and warrants that it and its Weight Loss Centers will comply with all applicable laws and regulations, and will obtain all appropriate governmental approvals necessary for operating the Weight Loss Centers and selling Nutri/System's food products (as described further in Sections 6C and 11B herein) pursuant to this Agreement.

            5.    Ownership of Trademarks.

                  A. Buyer hereby acknowledges, understands, and agrees that Nutri/System is the owner of all rights, title, interest in and to the Trademarks and acknowledges that all rights therein and goodwill pertaining thereto belong exclusively to Nutri/System and that the Trademarks have acquired secondary meaning in the mind of the public.

                  B. All use of the Trademarks pursuant to this Agreement shall inure to the benefit of Nutri/System. Nothing contained in this Agreement shall be construed as an assignment to Buyer of any right, title, or interests in or the Trademarks. Buyer agrees that it will not during the Term of this Agreement or anytime thereafter, attack or otherwise challenge the title or rights of Nutri/System in the Trademarks or the validity of this Agreement.

                  C. Buyer agrees that it shall not at any time apply for any trademark, copyright, or any other type of intellectual property protection anywhere in the world that would affect Nutri/System's ownership of any rights in the Trademarks anywhere in the world, or file any document with any governmental authority, or directly or indirectly, at any time during the term of any License under this Agreement, or any time thereafter, do or cause to be done any act or thing disputing, attacking, or in any way impairing or tending to impair Nutri/System's right, title, or interest in or interest in or to the Trademarks or the validity of this Agreement or any License granted under this Agreement, or aid or abet anyone in doing so.

                  D. Buyer agrees and acknowledges that Nutri/System makes no representations or warranties as to the validity of the Trademarks, and Nutri/System is under no obligation to maintain or renew the Trademarks.

            6.    Restrictions on Use of Trademarks.

                  A. Buyer may use the Trademarks only in connection with the operation of the Weight Loss Centers set forth on Schedule A that are subject to the Licenses granted pursuant to this Agreement. Buyer may not affix the Trademarks to any product or item (e.g., clothing, water bottles, food products not supplied by Nutri/System, etc.) without Nutri/System's prior written approval and consent.

                  B. Buyer may not use the NUTRI/SYSTEM name in its corporate name or the corporate name for any Weight Loss Center.

                  C. So long as its License is in effect, each Weight Loss Center shall sell a minimum of fifty-thousand dollars ($50,000) of Nutri/System food products ("Food Products") per year on an annualized basis. To ensure that fifty-thousand dollars ($50,000) worth of Food Products are sold each year on an annualized basis, Buyer will provide Nutri/System with a report of each Weight Loss Center's sales of the Food Products for the prior twelve months on each successive December 31st and June 20th, beginning June 30, 1998. To the extent any Weight Loss Center sells Food Products in excess of $50,000 in any one-year period, the sales in excess of $50,000 shall be credited to the sales by such Weight Loss Center for the following one-year period. Nutri/System shall have the right to inspect and audit the books and records of each Weight Loss Center at such times and intervals it reasonably determines to be appropriate to verify sales of Food Products.

     7.   Form of Use of Trademarks.

          A. Buyer agrees to conform in all respects to any and all further specifications Nutri/System may prescribe from time to time with respect to the color, size, location, placement and other use of the Trademarks.

          B. Before the Trademarks are affixed to any advertising or promotional materials that have not been approved upon execution of this Agreement, Buyer shall submit to Nutri/System, at the artwork copy/layout stage, specimens for Nutri/System's review and approval with regard to Buyer's use of the Trademarks. Nutri/System's review shall be limited only to proper usage and placement of the Trademarks. Buyer shall be responsible for all other aspects of the advertising review, including compliance with relevant regulations and laws. Nutri/System shall communicate its approval or request for changes within five (5) business days of receipt of the specimens or revised specimens. If Nutri/System does not request any changes or modifications within the five (5) day period, the specimens will be deemed approved.

     8.   Protection of Intellectual Property.

               Buyer agrees to assist Nutri/System in the enforcement of its rights in the Trademarks. Buyer agrees to notify Nutri/System immediately in writing of any infringements or limitations by third parties of the Trademarks that may come to its attention. Nutri/System shall have the sole right to determine whether or not any action shall be taken on account of any such infringement or limitations of the Trademarks without obtaining the prior express written permission of Nutri/System

     9.   Insurance.

          A. Throughout the term of this Agreement, Buyer agrees to obtain, carry, and maintain at is own cost and expense the following types of insurance of each Weight Loss Center subject to this Agreement form a qualified insurance company (with a minimum of an A8 rating) licensed to do business in the state where the particular Weight Loss Center is located: Comprehensive General Liability, including but not limited to Products Liability; Personal Property; Dishonesty and Theft; Automobile Liability; and Excess Liability, the form of which must be acceptable to Nutri/System. Each type of insurance must be in an amount of not less than one million dollars ($1,000,000) per occurance for Bodily Injury and Property Damage, with an aggregate of at least one million dollars ($1,000,000) for Excess Liability and two million dollars ($2,000,000) for General Liability, or in other such increased amounts as Nutri/System may request from time to time while this Agreement is in effect.

          B. Each policy will name Nutri/System, U.S. Medical Weight Loss Centers, Inc. and any other affiliates designated by Nutri/System as an additional named insured and will provide that the policy cannot be cancelled without thirty (30) days prior written notice to Nutri/System. Within thirty (30) days of the effective date of this Agreement, Buyer will provide Nutri/System with a copy of its Certificate of Insurance and furnish evidence to Nutri/System that Nutri/System has been named an additional named insured.

     10.  Indemnity

               Buyer is responsible for all losses, damages, and other liabilities to third persons arising out of or in connections with the promotion, advertising, offering for sale, sale, and rendering of services under the Trademarks, and for all claims or demands for damages to property or for injury, illness or death of persons directly or indirectly resulting therefrom. Buyer agrees to defend, indemnify, and hold harmless Nutri/System and its General and Limited Partners, officers, directors, agents, employees and affiliates form and with respect to any and all such claims, demands, losses, obligations, costs (including reasonable attorneys' fees), expenses, liabilities, debts, or damages resulting from the acts, omissions, or negligese of Buyer. This provision shall survive the termination of this Agreement.

     11.  Termination.

          A. This Agreement and every License granted under this Agreement shall terminate at 11:59 a.m. on January 31, 1998 if the three conditions precedent set forth in Section 2B herein are not satisfied for at least forty-five (45) of the fifty-eight (58) Weight Loss Centers set forth on Schedule A.

          B. If a Weight Loss Center operating subject to a License under this Agreement fails to sell at least fifty thousand dollars ($50,000) worth of Products during any one year period as measured each December 31st and June 30th, then Nutri/System may terminate the License of Buyer with respect to such Weight Loss Center.

          C. If Buyer breaches any of the terms or provisions of this Agreement or any License granted pursuant to this Agreement, then Nutri/System may terminate this Agreement or the relevant License under this Agreement upon written notice to Buyer. Notwithstanding any such termination, Nutri/System's rights arising out of this Agreement, or in connection therewith, or existing prior thereto, shall continue in full force and effect, including Nutri/System's right to sue for damages caused to it by Buyer's breach, if any.

          D. If an assignment of any portion of Buyer's business shall be made for the benefit of creditors, or if a receiver, guardian, conservator, trustee in bankruptcy, or similar officer shall be appointed to take charge of all or part of Buyer's property, then this Agreement shall terminate immediately, and all rights granted to Buyer under this Agreement shall cease.

          E. Upon termination or non-renewal of this Agreement any License under this Agreement, all rights granted to Buyer pursuant to this Agreement or the relevant License shall revert to Nutri/System.

          F. Upon termination or non-renewal of any License under this Agreement or this Agreement for any reason, Buyer agrees to discontinue immediately all use, and to refrain from all further use of the Trademarks, and to turn over to Nutri/System immediately all Food Products, brochures, advertising and promotional pieces, and other materials bearing the Trademarks used or distributed by Buyer or the Weight Loss Center(s) that are in the possession of Buyer or the Weight Loss Center(s) or on hand at the time of termination or non-renewal of the License. Buyer further agrees to remove or cause to be removed from the Weight Loss Center(s) all signage bearing the Trademarks.

          G. Buyer acknowledges that its failure to cease and refrain from further use of the Trademarks at the termination or non-renewal of a License granted pursuant to this Agreement or this Agreement will result in immediate and irreparable damage to Nutri/System. Buyer further acknowledges and admits that there is no adequate remedy at law for failure to cease use of the Trademarks, and Buyer agrees that in the event of such failure, Nutri/System shall be entitled to injunctive or other equitable relieve and such other relief as any court with jurisdiction may deem just and proper.

          H. Upon termination of this License with respect to any Weight Loss Center for failure to comply with Section 6C., Buyer may continue its License hereunder with respect to such Weight Loss Center upon payment of a fee of $2,000 within 10 days after such termination and an additional $2,000 payment on each anniversary of such date.

     12.  Independent Relationship.

          Under the terms of this Agreement, Buyer is an independent contractor and not an agent, partner, joint venture, or employee of Nutri/System, and no fiduciary relationship between the parties exists. Buyer has no right to bind or obligate Nutri/System in any way, nor shall it represent that it has any rightf to do so.

     13.  Assignment.

          Buyer shall not assign, transfer, delegate, subcontract, or otherwise encumber this Agreement or any License granted pursuant to this Agreement, by operation of law or otherwise, without the prior written approval of Nutri/System, which approval Nutri/System shall be under no obligation to grant and Buyer has no right to expect or compel; provided, however, that

          Nutri/System shall not unreasonably withhold its consent if Buyer proposes to assign this Agreement to an affiliate or associated entity of Buyer. All rights of Nutri/System under this Agreement shall inure to the benefit of its successors and assigns.

     14.  Modification.

          This Agreement may not be changed, modified, amended, or supplemented, unless if done in writing and signed by both parties.

     15.  Waiver.

          No failure of Nutri/System to exercise any right given to it, or to insist upon strict compliance by Buyer with any obligation, and no custom or practice of the parties at variance with the terms of any License granted pursuant to this Agreement, shall constitute a waiver of Nutri/System's rights to demand Buyer's exact compliance with the terms of this Agreement, unless consented to by Nutri/System in writing. Waiver by Nutri/System of any particular default by Buyer shall not affect or impair Nutri/System's rights with respect to any subsequent default of the same or of a different nature, nor shall any delay or omission of Nutri/System to exercise any rights arising from such default affect or impair the Nutri/System's rights as to such default or any subsequent default.

     16.  Severability.

          If any covenant or other provision of this Agreement is invalid, illegal, or incapable of being enforced, by reason of any rule of law, administrative order, judicial decision or public policy, all other conditions and provisions of this Agreement shall, nevertheless, remain in full force and effect, an no covenant or provision shall be deemed dependent upon any other covenant or provision unless so expressed herein.

     17.  Headings.

          The headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

     18.  Notices.

          All notices or payments required to be sent to either party shall be made in writing, by registered or certified mail, postage prepaid, return receipt requested, or by private courier, postage prepaid, or by facsimile copy with a confirmation copy sent by one of the above methods, or by telegram, charges prepaid, to the following representatives for each party:

                        If to Nutri/System, L.P.

                        410 Horsham Road
                        Horsham, PA 19044
                        Attention:  President

                        If to Buyer:

                        725 Independence Avenue, SE
                        Washington, DC 20003
                        Attention:  President

     19.  Governing Law.

          This Agreement is made pursuant to, and shall be governed by, the internal laws of the State of Delaware.

          IN WITNESS WHEREOF, the parities hereto have caused this Agreement to be executed as of the day and year first above written.


                           NUTRI/SYSTEM, L.P.



                           By:  Brian Haveson

                           Title:  President

                           Name:  Brian Haveson

                           Title:  President

                           COMPLETE WELLNESS CENTERS, INC.

                           By:  C. Thomas McMillen

                           Title:  Chief Executive Officer

                           COMPLETE WELLNESS WEIGHT
                           MANAGEMENT, INC.

                           By:  E. Eugene Sharer

                           Title:  Chief Executive Officer

                                   SCHEDULE B

I.  FEDERAL TRADEMARK REGISTRATIONS AND APPLICATIONS

----------------------------- -------------- ----------------- ---------------- --------------------------------------------------
                                             REG. DATE FILING
MARK                          STATUS         DATE              APPL./REG. NO.   GOODS/SERVICES
----------------------------- -------------- ----------------- ---------------- --------------------------------------------------
NURTI/SYSTEM                  Registered     9/20/83           1,251,922        Conducting a supervision program for weight
                                                                                reduction and control, nutrition, and exercise
                                                                                (Class 42)
----------------------------- -------------- ----------------- ---------------- --------------------------------------------------
NUTRI/SYSTEM                  Registered     2/17/87           1,429,657        Conducting a supervised program for weight
                                                                                reduction including accelerated, weight reduction
                                                                                and control, nutrition and exercise (Class 42)
----------------------------- -------------- ----------------- ---------------- --------------------------------------------------
NUTRI/SYSTEM WEIGHT LOSS                                                        Conducting at a weight loss center supervision
CENTER and Design             Registered     2/24/87           1,430,682        program for weigh reduction including accelerated
                                                                                weight reduction and control, nutrition and
                                                                                exercise (Class 42)


----------------------------- -------------- ----------------- ---------------- --------------------------------------------------
NUTRI/DATA                    Registered     12/28/82          1,222,191        Devising weight loss diets using a computer for
                                                                                patents for various medical conditions (Class 42)
----------------------------- -------------- ----------------- ---------------- --------------------------------------------------
NU SYSTEM CUISINE (Stylized)  Registered     7/24/84           1,287,146        Breakfast, lunch and dinner entrees having a meat,
                                                                                fish, poultry, vegetable or cheese base; egg based
                                                                                entrees; namely, omelet mixes; dry mixes for making
                                                                                soups; dry mixes for making yogurts; salad
                                                                                dressing; and snack foods; namely, potato chip
                                                                                (Class 29)


                                                                                Entrees having a pasta base; drinks namely, dry
                                                                                mixes for making coffee flavored substantially
                                                                                non-diary food beverages, cocoa flavored
                                                                                substantially non-diary food beverages;
                                                                                artifically flavored maple syrup; dry mixes for
                                                                                making chocolate and vanilla flavored milk shakes;
                                                                                desserts: namely, cookies, fruit flavored bran/fiber
                                                                                bars, and dry mixes for making cupcakes, puddings,
                                                                                flavored gelatin and sherbert; snack foods; namely,
                                                                                pretzels; and crackers and rolls

                                                                                (C30) Dry mixes for making fruit flavored soft
                                                                                drinks (Class 32)
----------------------------- -------------- ----------------- ---------------- --------------------------------------------------
NU SYSTEM                     Registered     9/24/85           1,302,233        Prepared entrees having a meat, fish or poultry
                                                                                base (Class 29)
----------------------------- -------------- ----------------- ---------------- --------------------------------------------------
Miscellaneous Design (Soale   Registered     6/29/82           1,199,990        Conducting a medically supervision program of
and design logo)                                                                treatment for weight reduction and control (Class
                                                                                42)

----------------------------- -------------- ----------------- ---------------- --------------------------------------------------

----------------------------- -------------- ----------------- ---------------- --------------------------------------------------
                                             REG. DATE FILING
MARK                          STATUS         DATE              APPL./REG. NO.   GOODS/SERVICES
----------------------------- -------------- ----------------- ---------------- --------------------------------------------------
NUTRI./SYSTEM  and Design     Registered     1/27/90           1,625,052        Base mix for foods, namely for making soups, salad
                                                                                dressings and snack dips (Class 29)


                                                                                Flavorings for food and for food beverages; base
                                                                                mix for making milkshakes, frozen pudding bars,
                                                                                a sherbert; chocolate and vanilla powder mixes
                                                                                for making food beverages. (Class 30)

                                                                                Base mix for making fruit flavored soft drinks
                                                                                (Class 32)
----------------------------- -------------- ----------------- ---------------- --------------------------------------------------
1-800-321-THIN                Registered     7/21/91           1,649,795        Conducting a supervised program weight reduction
                                                                                and control, nutrition and exercise (Class 42)
----------------------------- -------------- ----------------- ---------------- --------------------------------------------------
NUTRI/SYSTEM and Design       Registered     2/8/94            1,819,643        Weigh loss food products, namely base mixes and
                                                                                flavorings therefor, for dietetic purposes
                                                                                (Class 5)



----------------------------- -------------- ----------------- ---------------- --------------------------------------------------
NUTRI/SYSTEM                  Registered     4/27/93           1,757,562        Snack foods; namely, crackers; food flavorings;
                                                                                candy; and dry mixes for making fruit flavored tea
                                                                                drinks. (Class 30)

                                                                                Snack foods; namely unpopped popcorn (Class 31)

----------------------------- -------------- ----------------- ---------------- --------------------------------------------------
NUTRI/SYSTEM                  Registered     6/13/93           1,776,989        Breakfast foods, namely, cereals, pancake mix,
                                                                                waffles and muffins, sold only through weight
                                                                                loss centers for used in connection with a
                                                                                supervised weight control program (Class 5)


----------------------------- -------------- ----------------- ---------------- --------------------------------------------------
REAL SOLUTIONS                Registered     4/4/95            1,887,623        Conducting at a weight loss center supervised
                                                                                program for weight reduction and control,
                                                                                nutrition, exercise, stress management, and
                                                                                health care Class 42)

----------------------------- -------------- ----------------- ---------------- --------------------------------------------------
NUTRI/SYSTEM                  Registered     12/22/92          1,742,467        Non-alcoholic wine flavored concentrate (Class 32)
----------------------------- -------------- ----------------- ---------------- --------------------------------------------------
PREMIER PROGRAM               Registered     3/16/93           1,758,912        Conducting at a weight loss center supervised
                                                                                program for weight reduction and control,
                                                                                nutrition and exercise (Class 42)
----------------------------- -------------- ----------------- ---------------- --------------------------------------------------
NUTRI/SIZE                    Registered     9/3/92            1,714,488        Conducting a supervised program weight reduction,
                                                                                weight control, exercise, and diet planning (Class
----------------------------- -------------- ----------------- ---------------- --------------------------------------------------
US MEDICAL WEIGHT LOSS        Pending        1/30/97           75 / 234,005     Weight loss, maintenance, control, nutrition and
CENTERS                                                                         wellness services (Class 42)
----------------------------- -------------- ----------------- ---------------- --------------------------------------------------

II.  SUPPLEMENTAL TRADEMARK REGISTRATIONS

----------------------------- -------------- ----------------- ---------------- --------------------------------------------
                                             REG. DATE FILING
MARK                          STATUS         DATE              APPL./REG. NO.   GOODS/SERVICES
----------------------------- -------------- ----------------- ---------------- --------------------------------------------
                              Registered
US MEDICAL WEIGHT LOSS        Supplemental                                      Conducting a supervision program for weight
CENTERS                       Register       1/7/92            1,671,510        reduction and weight control (Class 42)
----------------------------- -------------- ----------------- ---------------- --------------------------------------------


III.  STATE TRADEMARK REGISTRATIONS

------------------- ----------- -------------------- ----------------------- ---------------- ---------------------------------
MARK                STATE       STATUS               REG. DATE               REG. NO.         GOODS/SERVICES
------------------- ----------- -------------------- ----------------------- ---------------- ---------------------------------
NURTI SYSTEM        CA          Renewed                                      16683            Supervised weight control program
                                                                                              (Class 41 and 43)

------------------- ----------- -------------------- ----------------------- ---------------- ---------------------------------

                                   TRADEMARKS

---------------------- ---------------------------------------------------------- -----------------------------------
Service Mark           NUTRI/SYSTEM                                               Reg. No. 1,251,922
---------------------- ---------------------------------------------------------- -----------------------------------
Service Mark           nutri/system                                               Reg. No. 1,429,657
---------------------- ---------------------------------------------------------- -----------------------------------
Service Mark           nutri/system weight loss centers                           Reg. No. 1,430,682
---------------------- ---------------------------------------------------------- -----------------------------------
Service Mark           NUTRI/DATA                                                 Reg. No. 1,222,191
---------------------- ---------------------------------------------------------- -----------------------------------
Trademark              Nu System Cuisine (Stylized)                               Reg. No. 1,287,146
---------------------- ---------------------------------------------------------- -----------------------------------
Trademark              PERSONALEZED WEIGHT LOSS PROFILE                           Reg. No. 1,671,510
---------------------- ---------------------------------------------------------- -----------------------------------
Trademark              NUTRI/SYSTEM                                               1.Serial No. 74/031,485
---------------------- ---------------------------------------------------------- -----------------------------------
Trademark              NU SYSTEM CUSINE                                           Reg. No. 1,362,223
---------------------- ---------------------------------------------------------- -----------------------------------
Service Mark           WE SUCCEED WHERE DIETS FAIL YOU                            Reg. No. 1,441,603
---------------------- ---------------------------------------------------------- -----------------------------------
Service Mark           Scale and design (logo)                                    Reg. No. 1,199,990
---------------------- ---------------------------------------------------------- -----------------------------------
Service Mark           BEHAVIOR BREAKTHROUGH                                      1 Reg. No. 1,562,691
---------------------- ---------------------------------------------------------- -----------------------------------
Service Mark           BEHAVIOR BREAKTHROUGH                                      2.Reg. No. 1,582,809
---------------------- ---------------------------------------------------------- -----------------------------------
Service Mark           BEHAVIOR BREAKTHROUGH                                      3.Reg No. 1,597,395
---------------------- ---------------------------------------------------------- -----------------------------------
Service Mark           NATIONAL WEIGHT LOSS MONTH (and logo)                      Reg. No. 1,574,017
---------------------- ---------------------------------------------------------- -----------------------------------
Service Mark           MAKING THE TRANSITION TO AN ACTIVE LIFESTYLE               Reg. No. 1,577,113
---------------------- ---------------------------------------------------------- -----------------------------------
Trademark              nutri/system                                               Reg. No. 1,625,052
---------------------- ---------------------------------------------------------- -----------------------------------
Service Mark           1-800-321-THIN                                             Reg. No. 1,649,795
---------------------- ---------------------------------------------------------- -----------------------------------
Trademark              nutri/system                                               Reg. No. 1,819,645
---------------------- ---------------------------------------------------------- -----------------------------------
Trademark              NUTRI/SYSTEM                                               1. Reg. No. 1,767,562
---------------------- ---------------------------------------------------------- -----------------------------------
Trademark              NUTRI/SYSTEM                                               2. Reg. No. 1,776,989
---------------------- ---------------------------------------------------------- -----------------------------------
Service Mark           Real Solutions                                             Reg. No. 74,505,700
---------------------- ---------------------------------------------------------- -----------------------------------
Service Mark           NUTRIRX WEIGHT LOSS CENTERS                                Serial No. 74/696,196
---------------------- ---------------------------------------------------------- -----------------------------------
Trademark              NUTRI/SYSTEM                                               Serial No.  74/204,707
---------------------- ---------------------------------------------------------- -----------------------------------
Trademark              PREMIER PROGRAM                                            Reg. No. 1,758,912
---------------------- ---------------------------------------------------------- -----------------------------------
Service Mark           NUTRI/SIZE                                                 Reg. No. 1,714,488
---------------------- ---------------------------------------------------------- -----------------------------------
Service Mark           THERE'S A RIGHT WAY TO LOSE WEIGHT                         Common Law Rights
---------------------- ---------------------------------------------------------- -----------------------------------
Service Mark           NUTRI/SYSTEM                                               Reg. No. 16683 (CA)
---------------------- ---------------------------------------------------------- -----------------------------------
Service Mark           NUTRI/DATA                                                 Reg. No. S-6678 (NY)
---------------------- ---------------------------------------------------------- -----------------------------------
Service Mark           NUTRI/DATA                                                 Reg. No. ----
---------------------- ---------------------------------------------------------- -----------------------------------
Trademark              U. S. Medical Weight Loss Center                           Reg. No. ----
---------------------- ---------------------------------------------------------- -----------------------------------

Schedule 4

====================================================================================================================================
      ARIZONA                                            Clinic Name                           Address
------------------------------------------------------------------------------------------------------------------------------------
   1  Stuart Hoffman, D.C.                               CWMC of Scottsdale, PC                244 E Greenway Parkway
------------------------------------------------------------------------------------------------------------------------------------
   2  SportsLife Chiropractic I                          CWMC of Scottsdale, PC                3029 N Alma School Road
------------------------------------------------------------------------------------------------------------------------------------
   3  SportsLife Chiropractic II                         CWMC of Scottsdale, PC                5536 W Bell Road
------------------------------------------------------------------------------------------------------------------------------------
   4  SportsLife Chiropractic III                        CWMC of Scottsdale, PC                63 E Southern Avenue
------------------------------------------------------------------------------------------------------------------------------------
   5  SportsLife Chiropractic IV                         CWMC of Scottsdale, PC                7529 E McDowell Road
------------------------------------------------------------------------------------------------------------------------------------
   6  SportsLife Chiropractic V                          CWMC of Scottsdale, PC                7810 S Priest Drive
------------------------------------------------------------------------------------------------------------------------------------
   7  SportsLife ChiropracticVI                          CWMC of Scottsdale, PC #1             10135 E Via Linda, Suite D-126
------------------------------------------------------------------------------------------------------------------------------------
      ARKANSAS
------------------------------------------------------------------------------------------------------------------------------------
   8  John W. Baines, D.C.                               CWMC of Searcy, PC                    303 E Center Street
------------------------------------------------------------------------------------------------------------------------------------
      CALIFORNIA
------------------------------------------------------------------------------------------------------------------------------------
   9  William Adler, D.C.                                CWMC of Granada Hills, PC             10727 White Oak Avenue, Suite117
------------------------------------------------------------------------------------------------------------------------------------
  10  Gary Arthur, D.C.                                  CWMC of Laguna Beach, PC              330 Park Avenue, #3
------------------------------------------------------------------------------------------------------------------------------------
  11  David Attencio, D.C.                               CWMC of Fountain Valley, PC           10718 Camino Real
------------------------------------------------------------------------------------------------------------------------------------
  12  Don Bolt, Jr., D.C.                                CWMC of Port Hueneme, PC              433 West Channel Islands Boulevard
------------------------------------------------------------------------------------------------------------------------------------
  13  Gerald Coy, D.C.                                   CWMC of Downey, PC                    14731 Golden West
------------------------------------------------------------------------------------------------------------------------------------
  14  Gerald Coy, D.C.                                   CWMC of Downey, PC                    1850 Outer Traffic Circle
------------------------------------------------------------------------------------------------------------------------------------
  15  Gerald Coy, D.C.                                   CWMC of Downey, PC                    2910 North Santiago Boulevard
------------------------------------------------------------------------------------------------------------------------------------
  16  Gerald Coy, D.C.                                   CWMC of Downey, PC                    60 E Imperial Highway
------------------------------------------------------------------------------------------------------------------------------------
  17  Gerald Coy, D.C.                                   CWMC of Downey, PC #1                 8358 Florence Avenue, Suite A
------------------------------------------------------------------------------------------------------------------------------------
  18  David A. Gonzalez, D.C.                            CWMC of Hacienda Heights, PC          1201 S Hacienda Boulevard, Suite 200
------------------------------------------------------------------------------------------------------------------------------------
  19  Omid Haghighinia, D.C.                             CWMC of Tustin, PC                    18062 Irvine Boulevard, Suite 206
------------------------------------------------------------------------------------------------------------------------------------
  20  Thomas Hewko, D.C.                                 CWMC of Costa Mesa, PC                621 W 19th Street
------------------------------------------------------------------------------------------------------------------------------------
  21  Leonard Malin, D.C.                                CWMC of Victorville, PC #1            16200 Bear Valley Road
------------------------------------------------------------------------------------------------------------------------------------
  22  Leonard Malin, D.C.                                CWMC of Victorville, PC #2            2280 Aest Lincoln Avenue
------------------------------------------------------------------------------------------------------------------------------------
  23  Greg Middleton, D.C.                               CWMC of La Miranda, PC                15020 La Miranda Boulevard
------------------------------------------------------------------------------------------------------------------------------------
      Jay S. Polidori, D.C.
  24  Debra Polidori, D.C.                               CWMC of Brea, PC #1                   305 South Flower Avenue
------------------------------------------------------------------------------------------------------------------------------------
      Jay S. Polidori, D.C.
  25  Debra Polidori, D.C.                               CWMC of Brea, PC #2                   23425 Sunset Crossing Road
------------------------------------------------------------------------------------------------------------------------------------
  26  Craig Sharp, D.C.                                  CWMC of Modesto, PC                   1500 Standiford Avenue, Suite B
------------------------------------------------------------------------------------------------------------------------------------
  27  Tandy Williams, D.C.                               CWMC of Orange, PC                    1415 North Batavia Street
------------------------------------------------------------------------------------------------------------------------------------



===================================================================================================================================
      ARIZONA                                       City                 State          Zip Code       Phone #            Fax #
-----------------------------------------------------------------------------------------------------------------------------------
   1  Stuart Hoffman, D.C.                          Phoenix               AZ            85022        602-789-9100      602-789-7077
-----------------------------------------------------------------------------------------------------------------------------------
   2  SportsLife Chiropractic I                     Chandler              AZ            85224        602-831-6000      602-831-6470
-----------------------------------------------------------------------------------------------------------------------------------
   3  SportsLife Chiropractic II                    Glendale              AZ            85308        602-661-7000      602-661-0220
-----------------------------------------------------------------------------------------------------------------------------------
   4  SportsLife Chiropractic III                   Tempe                 AZ            85252        602-829-9300      602-829-1233
-----------------------------------------------------------------------------------------------------------------------------------
   5  SportsLife Chiropractic IV                    Scottsdale            AZ            85251        602-423-5555      602-423-1866
-----------------------------------------------------------------------------------------------------------------------------------
   6  SportsLife Chiropractic V                     Ahwatukee             AZ            85252        602-598-1000      602-598-0403
-----------------------------------------------------------------------------------------------------------------------------------
   7  SportsLife ChiropracticVI                     Scottsdale            AZ            85258        602-657-8505      602-657-8505
-----------------------------------------------------------------------------------------------------------------------------------
      ARKANSAS
-----------------------------------------------------------------------------------------------------------------------------------
   8  John W. Baines, D.C.                          Searcy                AZ            72143        501-268-4101      501-268-7710
-----------------------------------------------------------------------------------------------------------------------------------
      CALIFORNIA
-----------------------------------------------------------------------------------------------------------------------------------
   9  William Adler, D.C.                           Granada Hills         CA            91344        818-360-2224      818-360-8220
-----------------------------------------------------------------------------------------------------------------------------------
  10  Gary Arthur, D.C.                             Laguna Beach          CA            92651        714-497-2553      714-497-5273
-----------------------------------------------------------------------------------------------------------------------------------
  11  David Attencio, D.C.                          Fountain Valley       CA            92708        714-662-1921      714-662-1807
-----------------------------------------------------------------------------------------------------------------------------------
  12  Don Bolt, Jr., D.C.                           Port Hueneme          CA            93041        805-985-6867      805-985-6692
-----------------------------------------------------------------------------------------------------------------------------------
  13  Gerald Coy, D.C.                              Westminster           CA            92638             N/A              N/A
-----------------------------------------------------------------------------------------------------------------------------------
  14  Gerald Coy, D.C.                              Long Beach            CA            90815             N/A              N/A
-----------------------------------------------------------------------------------------------------------------------------------
  15  Gerald Coy, D.C.                              Anaheim               CA            92682             N/A              N/A
-----------------------------------------------------------------------------------------------------------------------------------
  16  Gerald Coy, D.C.                              Fullerton             CA            92682             N/A              N/A
-----------------------------------------------------------------------------------------------------------------------------------
  17  Gerald Coy, D.C.                              Downey                CA            90240        562-869-1021      562-923-3426
-----------------------------------------------------------------------------------------------------------------------------------
  18  David A. Gonzalez, D.C.                       Hacienda Heights      CA            91745        626-330-0651      626-961-0355
-----------------------------------------------------------------------------------------------------------------------------------
  19  Omid Haghighinia, D.C.                        Tustin                CA            92780        714-505-6030      714-505-6032
-----------------------------------------------------------------------------------------------------------------------------------
  20  Thomas Hewko, D.C.                            Costa Mesa            CA            92627        714-650-2273      714-650-5022
-----------------------------------------------------------------------------------------------------------------------------------
  21  Leonard Malin, D.C.                           Victorville           CA            92932        760-241-7885      760-241-3275
-----------------------------------------------------------------------------------------------------------------------------------
  22  Leonard Malin, D.C.                           Anaheim               CA            92806        714-635-8068          N/A
-----------------------------------------------------------------------------------------------------------------------------------
  23  Greg Middleton, D.C.                          La Miranda            CA            90638        714-522-2332      714-522-2344
-----------------------------------------------------------------------------------------------------------------------------------
      Jay S. Polidori, D.C.
  24  Debra Polidori, D.C.                          Brea                  CA            92821        714-529-3327          N/A
-----------------------------------------------------------------------------------------------------------------------------------
      Jay S. Polidori, D.C.
  25  Debra Polidori, D.C.                          Brea                  CA            91765        909-396-7250      909-396-7270
-----------------------------------------------------------------------------------------------------------------------------------
  26  Craig Sharp, D.C.                             Modesto               CA            95350        209-577-3300      209-577-3569
-----------------------------------------------------------------------------------------------------------------------------------
  27  Tandy Williams, D.C.                          Orange                CA            92867        714-532-2500      714-532-2233
-----------------------------------------------------------------------------------------------------------------------------------

Schedule 4

-----------------------------------------------------------------------------------------------------------------------------------
      FLORIDA
-----------------------------------------------------------------------------------------------------------------------------------
  28  Jack R. Berman, D.C.                           CWMC of North Miami Beach, Inc.            3733 NE 163rd Street
-----------------------------------------------------------------------------------------------------------------------------------
  29  Michael Bigley, D.C.                           CWMC of West Colonial Drive, Inc.          1512 West Colonial Drive, Suite 2
-----------------------------------------------------------------------------------------------------------------------------------
  30  Neil M. Brown, D.C.                            CWMC of Daytona Beach, Inc.                701 Beville Road
-----------------------------------------------------------------------------------------------------------------------------------
  31  David W. Darrow, D.C.                          CWMC of Longwood , Inc.                    97 Tollgate Trail
-----------------------------------------------------------------------------------------------------------------------------------
  32  Dunedin                                        CWMC of Paul Drive, Dunedin, Inc.          507 South Paula Drive
-----------------------------------------------------------------------------------------------------------------------------------
      Carl Grappin, D.C.
  33  Linda Grappin, D.C.                            CWMC of North Port, Inc.                   12511 S. Tamiami Trail
-----------------------------------------------------------------------------------------------------------------------------------
  34  Ron Grassi, D.C.                               CWMC of Jupiter, Inc.                      2532 W, Indiantown Road
-----------------------------------------------------------------------------------------------------------------------------------
  35  Adlai S. Green, D.C.                           CWMC of Apopka, Inc.                       424 N. Park Avenue
-----------------------------------------------------------------------------------------------------------------------------------
  36  Stephen W. Hayman, D.C.                        CWMC of Deland, Inc.                       818 N. Woodland Blvd.
-----------------------------------------------------------------------------------------------------------------------------------
  37  Donald J. Hensley, D.C.                        CWMC of Brooksville, Inc.                  291 E. Jefferson Street
-----------------------------------------------------------------------------------------------------------------------------------
  38  Jeff Howard, DC                                CWMC of Jacksonville, Inc.                 6909 Beach Blvd
-----------------------------------------------------------------------------------------------------------------------------------
  39  Charles Kessinger, D.C.                        CWMC of Key West, Inc.                     1901 Forgarty Ave., Suite A
 ----------------------------------------------------------------------------------------------------------------------------------
  40  Kent E. Klonel, D.C.                           CWMC of Altamonte Springs, Inc.            462 W. Central Parkway, Suite 1000
-----------------------------------------------------------------------------------------------------------------------------------
  41  Lester Levine, D.C.                            CWMC of East Normandy Blvd., Deltona, Inc.
      Norman H. Brodsky, D.C.,                                                                  1240 E. Normandy Blvd.
-----------------------------------------------------------------------------------------------------------------------------------
  42  Martin P. Marcus, D.C.                         CWMC of 66th Street, St. Petersburg, Inc.  3201 66th Street N. Suite A
-----------------------------------------------------------------------------------------------------------------------------------
  43  Charles D. Martin, D.C.                        CWMC of Winter Springs, Inc.               501 West Highway 434
-----------------------------------------------------------------------------------------------------------------------------------
  44  Kerry McCord (ST.PETE)                         CWMC of 4th Street, St. Peterburg, Inc.    8730 4th Street, North
-----------------------------------------------------------------------------------------------------------------------------------
  45  Kerry McCord (TAMPA)                           CWMC of 4th Street, St. Peterburg, Inc.    2817 West Virginia Ave.
-----------------------------------------------------------------------------------------------------------------------------------
  46  Gary Mester, D.C.                              CWMC of Bradenton, Inc.                    5209 26th Street West, Suite B
-----------------------------------------------------------------------------------------------------------------------------------
  47  Gary Ostoski, D.C. (TITUS)                     CWMC of Titusville, Inc. #1                2405 Garden Street
-----------------------------------------------------------------------------------------------------------------------------------
  48  Gary Ostoski, D.C. (ORL)                       CWMC of  Titusville, Inc. #2               15222 E. Colonial Drive
-----------------------------------------------------------------------------------------------------------------------------------
  49  Donald Pearsall, D.C.                          CWMC of Toney Penna Drive, Jupiter, Inc.   275  Toney Penna Drive, Suite 12
-----------------------------------------------------------------------------------------------------------------------------------
  50  David L. Quintavlli, DC                        CWMC of Coral Springs, Inc.                2653 North University Drive
-----------------------------------------------------------------------------------------------------------------------------------
  51  Lawrence Reis, D.C.                            CWMC of Vine Street, Kessimmee, Inc.       1621 East Vine Street
-----------------------------------------------------------------------------------------------------------------------------------
  52  Michael J. Rodriguez (ORM)                     CWMC of Ormond Beach, Inc.                 545 West Granada Blvd.
-----------------------------------------------------------------------------------------------------------------------------------
  53  Jon Stephen Samples, D.C.                      CWMC of New Smyrna Beach, Inc.             622 Third Avenue
-----------------------------------------------------------------------------------------------------------------------------------
  54  Frank Scholz,D.C.                              CWMC of Mt. Dora, Inc.                     4820 Highway 19A
-----------------------------------------------------------------------------------------------------------------------------------
  55  Alan J. Schwartz, D.C.                         CWMC of Casselberry, Inc.                  897 E. Semoran Blvd.
-----------------------------------------------------------------------------------------------------------------------------------
  56  Frank Schwimmer, D.C.                          CWMC of Sarasota, Inc.                     2446 S. Tamiami Trail
-----------------------------------------------------------------------------------------------------------------------------------
  57  Richard Sheldon, D.C.                          CWMC of Fort Walton Beach, Inc.            8 Racetrack Road, N.W.
-----------------------------------------------------------------------------------------------------------------------------------
  58  Mark Straub, D.C. (KISS)                       CWMC of Kissimmee, Inc.                    2901 E. Irlo Bronson Highway
-----------------------------------------------------------------------------------------------------------------------------------
  59  Mark Straub, D.C. (ORL)                        CWMC of Orlando, Inc.                      1707 E. Michigan Street
-----------------------------------------------------------------------------------------------------------------------------------
  60  Michael Williams, D.C.                         CWMC of Tampa, Inc.                        2516 West Waters Avenue
-----------------------------------------------------------------------------------------------------------------------------------
  61  Scott A. Wittmer, D.C.                         CWMC of Winter Park, Inc.                  5435 Lake Howell Road
-----------------------------------------------------------------------------------------------------------------------------------
  62  Donald Woeltgen, D.C.                          CWMC of Miramar, Inc.                      6115 Miramar Parkway
-----------------------------------------------------------------------------------------------------------------------------------
  63  Thomas F. Yandell, Jr. D.C.                    CWMC of Sanford, Inc.                      820 West Lake Mary Blvd., Suite 107
-----------------------------------------------------------------------------------------------------------------------------------
  64  Thomas F. Yandell, Jr. (Del)                   CWMC of  Deltona, Inc.                     505 Deltona Blvd., Suite 103
-----------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
      FLORIDA
---------------------------------------------------------------------------------------------------------------------------------
  28  Jack R. Berman, D.C.                     North Miami Beach        FL            33160        305-940-2225      305-940-6323
---------------------------------------------------------------------------------------------------------------------------------
  29  Michael Bigley, D.C.                     Orlando                  FL            32804        407-423-1768      407-423-0143
---------------------------------------------------------------------------------------------------------------------------------
  30  Neil M. Brown, D.C.                      S Daytona Beach          FL            32119        904-788-2300      904-756-7697
---------------------------------------------------------------------------------------------------------------------------------
  31  David W. Darrow, D.C.                    Longwood                 FL            32750        407-331-4040      407-331-9696
---------------------------------------------------------------------------------------------------------------------------------
  32  Dunedin                                  Dunedin                  FL            34698        813-734-4152      813-136-0577
---------------------------------------------------------------------------------------------------------------------------------
      Carl Grappin, D.C.
  33  Linda Grappin, D.C.                      North Port               FL            34287        941-426-9551      941-426-9552
---------------------------------------------------------------------------------------------------------------------------------
  34  Ron Grassi, D.C.                         Jupiter                  FL            33458        561-746-3544      561-146-8613
---------------------------------------------------------------------------------------------------------------------------------
  35  Adlai S. Green, D.C.                     Apopka                   FL            32712        407-886-0611      407-886-2817
---------------------------------------------------------------------------------------------------------------------------------
  36  Stephen W. Hayman, D.C.                  Deland                   FL            32720        904-734-2592      904-734-1773
---------------------------------------------------------------------------------------------------------------------------------
  37  Donald J. Hensley, D.C.                  Brooksville              FL            34601        352-796-7202      352-796-5215
---------------------------------------------------------------------------------------------------------------------------------
  38  Jeff Howard, DC                          Jacksonville             FL            32216        904-725-8111      904-725-8297
---------------------------------------------------------------------------------------------------------------------------------
  39  Charles Kessinger, D.C.                  Key West                 FL            33040        305-296-7533      305-296-5324
 ---------------------------------------------------------------------------------------------------------------------------------
  40  Kent E. Klonel, D.C.                     Altamonte Springs        FL            32714        407-682-6809      407-682-3020
---------------------------------------------------------------------------------------------------------------------------------
  41  Lester Levine, D.C.
      Norman H. Brodsky, D.C.,                 Deltona                  FL         32725-8484      407-574-1464      407-574-4895
---------------------------------------------------------------------------------------------------------------------------------
  42  Martin P. Marcus, D.C.                   St. Petersburg           FL            33710        813-345-5859      813-345-1527
---------------------------------------------------------------------------------------------------------------------------------
  43  Charles D. Martin, D.C.                  Winter Springs           FL            32708        407-327-0410      407-327-8739
---------------------------------------------------------------------------------------------------------------------------------
  44  Kerry McCord (ST.PETE)                   St. Petersburg           FL            33702        813-579-0022      813-576-6469
---------------------------------------------------------------------------------------------------------------------------------
  45  Kerry McCord (TAMPA)                     Tampa                    FL            33607        813-879-0022      813-879-5670
---------------------------------------------------------------------------------------------------------------------------------
  46  Gary Mester, D.C.                        Bradenton                FL            34207        941-755-8809      941-727-7701
---------------------------------------------------------------------------------------------------------------------------------
  47  Gary Ostoski, D.C. (TITUS)               Titusville               FL            32796        407-267-4324      407-267-7908
---------------------------------------------------------------------------------------------------------------------------------
  48  Gary Ostoski, D.C. (ORL)                 Orlando                  FL
---------------------------------------------------------------------------------------------------------------------------------
  49  Donald Pearsall, D.C.                    Jupiter                  FL            33458        561-746-4242      561-746-7405
---------------------------------------------------------------------------------------------------------------------------------
  50  David L. Quintavlli, DC                  Coral Springs            FL            33065        954-755-7887      954-755-7901
---------------------------------------------------------------------------------------------------------------------------------
  51  Lawrence Reis, D.C.                      Kissimmee                FL            34744        407-847-2898      407-239-2872
---------------------------------------------------------------------------------------------------------------------------------
  52  Michael J. Rodriguez (ORM)               Ormond Beach             FL            32174        904-672-6243      904-677-7463
---------------------------------------------------------------------------------------------------------------------------------
  53  Jon Stephen Samples, D.C.                New Smyrna               FL            32169        904-428-9327      904-428-9327
---------------------------------------------------------------------------------------------------------------------------------
  54  Frank Scholz,D.C.                        Mt. Dora                 FL            32757        352-589-8500      352-589-6893
---------------------------------------------------------------------------------------------------------------------------------
  55  Alan J. Schwartz, D.C.                   Casselberry              FL            32707        407-767-8209      407-767-5488
---------------------------------------------------------------------------------------------------------------------------------
  56  Frank Schwimmer, D.C.                    Sarasota                 FL            34239        941-366-7111      941-366-9812
---------------------------------------------------------------------------------------------------------------------------------
  57  Richard Sheldon, D.C.                    Fort Walton Beach        FL                         850-863-1920      850-863-2047
---------------------------------------------------------------------------------------------------------------------------------
  58  Mark Straub, D.C. (KISS)                 Kissimmee                FL            34744        407-847-4961      407-847-3455
---------------------------------------------------------------------------------------------------------------------------------
  59  Mark Straub, D.C. (ORL)                  Orlando                  FL            32806        407-847-4961      407-847-3455
---------------------------------------------------------------------------------------------------------------------------------
  60  Michael Williams, D.C.                   Tampa                    FL            33614        813-932-2663      813-933-3304
---------------------------------------------------------------------------------------------------------------------------------
  61  Scott A. Wittmer, D.C.                   Winter Park              FL            32792        407-677-7272      407-677-5298
---------------------------------------------------------------------------------------------------------------------------------
  62  Donald Woeltgen, D.C.                    Miramar                  FL            33023        954-961-1007      654-963-8545
---------------------------------------------------------------------------------------------------------------------------------
  63  Thomas F. Yandell, Jr. D.C.              Sanford                  FL            32773        407-322-9303      407-322-2687
---------------------------------------------------------------------------------------------------------------------------------
  64  Thomas F. Yandell, Jr. (Del)             Deltona                  FL            32725        407-574-0404      407-574-7881
---------------------------------------------------------------------------------------------------------------------------------

Schedule 4

------------------------------------------------------------------------------------------------------------------------
      NORTH CAROLINA
-------------------------------------------------------------------------------------------------------------------------
  65  Michael Arrandt, D.C.                CWMC of Park Road, Charlotte, PA        15655 Povidence Road
-------------------------------------------------------------------------------------------------------------------------
  66  Michael Arrandt, D.C.                CWMC of Park Road, Charlotte, PA #2     5208 Park Road
-------------------------------------------------------------------------------------------------------------------------
  67  William Butson, D.C.                 CWMC of Lenoir, PA                      410 Mulberry Street, SW
-------------------------------------------------------------------------------------------------------------------------
  68  Andrew Grant, D.C.                   CWMC of Marion, PA                      PO Box 1476
-------------------------------------------------------------------------------------------------------------------------
  69  Dennis L. Hart, D.C.                 CWMC of Hickory, PA                     1960 Highway 70, SE, Suite 242
-------------------------------------------------------------------------------------------------------------------------
  70  Harry E. Hunt, D.C.                  CWMC of Caramel Rd., Charlotte,PA       6300 Carmel Rd. Suite 160
-------------------------------------------------------------------------------------------------------------------------
  71  Robert Huskey, D.C. #1               CWMC of Hendersonville, PA #1           2927 Haywood Road
-------------------------------------------------------------------------------------------------------------------------
  72  Robert Huskey, D.C. #2               CWMC of Hendersonville, PA #2           615 Eavenson Blvd.
-------------------------------------------------------------------------------------------------------------------------
  73  Fletcher G. Keith, D.C.              CWMC of Charlotte, PA (West)            4016-4024 Triangle Drive, PO Box 66794
-------------------------------------------------------------------------------------------------------------------------
  74  Steven S. English, D.C.              CWMC of Charlotte, PA (East)            5344 Central Ave.
-------------------------------------------------------------------------------------------------------------------------
      Steven J. Crealese, D.C              CWMC
-------------------------------------------------------------------------------------------------------------------------
  75  Stephen D. Demaine, D.C.             CWMC of Charlotte, PA (North)           504 Eastway Drive
-------------------------------------------------------------------------------------------------------------------------
  76  Michael Vandersluis, D.C.            CWMC of Chesterton                      7435 Indianapolis Boulevard
-------------------------------------------------------------------------------------------------------------------------
      IOWA
-------------------------------------------------------------------------------------------------------------------------
  77  Thomas Rexroth, D.C.                 CWMC of West Burlington, PC             2411 West mount Pleasant Street
-------------------------------------------------------------------------------------------------------------------------
  78  Randy Sprague, D.C.                  CWMC of Sioux City                      3535 Southern Hills Drive
-------------------------------------------------------------------------------------------------------------------------
      KANSAS
-------------------------------------------------------------------------------------------------------------------------
  79  Byron LeClerc, D.C.                  CWMC of Leavenworth, PC                 356 Santa Fe
-------------------------------------------------------------------------------------------------------------------------
      MARYLAND
-------------------------------------------------------------------------------------------------------------------------
  80  Joseph DelRosso, D.C.                CWMC of Columbia, PC                    10760 Hickory Ridge Road
-------------------------------------------------------------------------------------------------------------------------
      MICHIGAN
-------------------------------------------------------------------------------------------------------------------------
  81  Tim Dunne, D.C.                      CWMC of Trenton, PC                     2140 West Road
-------------------------------------------------------------------------------------------------------------------------
  82  Thomas J. Neuner, D.C.               CWMC of New Baltimore, PC               32500 23 Mile Road
-------------------------------------------------------------------------------------------------------------------------
  83  Christopher J. Zimmer, D.C.          CWMC of Marine City, PC                 447 S Water Street
-------------------------------------------------------------------------------------------------------------------------
      MISSOURI
-------------------------------------------------------------------------------------------------------------------------
  84  Allyn Smith, D.C.                    CWMC of St. Joseph, PC                  2015 N 36th Street
-------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------
      NORTH CAROLINA
--------------------------------------------------------------------------------------------------------------------------
  65  Michael Arrandt, D.C.        Weddington                    NC            28105        704-847-7200      704-847-7200
--------------------------------------------------------------------------------------------------------------------------
  66  Michael Arrandt, D.C.        Charlotte                     NC            28209        704-525-6500      704-525-6579
--------------------------------------------------------------------------------------------------------------------------
  67  William Butson, D.C.         Lenoir                        NC            28645        704-754-7000     704-754-*8316
--------------------------------------------------------------------------------------------------------------------------
  68  Andrew Grant, D.C.           Marian                        NC            28752        704-652-7746      704-652-9946
--------------------------------------------------------------------------------------------------------------------------
  69  Dennis L. Hart, D.C.         Hickory                       NC            28658        704-345-0000      704-345-0001
--------------------------------------------------------------------------------------------------------------------------
  70  Harry E. Hunt, D.C.          Charlotte                     NC            28226        704-541-6000      704-541-3350
--------------------------------------------------------------------------------------------------------------------------
  71  Robert Huskey, D.C. #1       Hendersonville                NC            28786        704-697-9447      704-697-9158
--------------------------------------------------------------------------------------------------------------------------
  72  Robert Huskey, D.C. #2       Waynesville                   NC            28786        704-456-5700      704-456-5728
--------------------------------------------------------------------------------------------------------------------------
  73  Fletcher G. Keith, D.C.      Charlotte                     NC            28208        704-392-1338      704-392-8156
--------------------------------------------------------------------------------------------------------------------------
  74  Steven S. English, D.C.      Charlotte                     NC            28212        704-568-9519      704-568-9515
--------------------------------------------------------------------------------------------------------------------------
      Steven J. Crealese, D.C                                    NC
--------------------------------------------------------------------------------------------------------------------------
  75  Stephen D. Demaine, D.C.     Charlotte                     NC            28078        704-372-6960      704-372-6890
--------------------------------------------------------------------------------------------------------------------------
  76  Michael Vandersluis, D.C.    Hammond                       IN            46324        219-845-1234      219-989-1128
--------------------------------------------------------------------------------------------------------------------------
      IOWA
--------------------------------------------------------------------------------------------------------------------------
  77  Thomas Rexroth, D.C.         West Burlington               IA            52601        319-752-4544      319-753-5879
--------------------------------------------------------------------------------------------------------------------------
  78  Randy Sprague, D.C.          Sioux City                    IA            51106        712-274-1019      712-274-8909
--------------------------------------------------------------------------------------------------------------------------
      KANSAS
--------------------------------------------------------------------------------------------------------------------------
  79  Byron LeClerc, D.C.          Leavenworht                   KS            66048        913-682-4848      913-682-1610
--------------------------------------------------------------------------------------------------------------------------
      MARYLAND
--------------------------------------------------------------------------------------------------------------------------
  80  Joseph DelRosso, D.C.        Columbia                      MD            21044        410-964-0837      410-992-4176
--------------------------------------------------------------------------------------------------------------------------
      MICHIGAN
--------------------------------------------------------------------------------------------------------------------------
  81  Tim Dunne, D.C.              Trenton                       MI            48183        313-676-6004      313-676-6095
--------------------------------------------------------------------------------------------------------------------------
  82  Thomas J. Neuner, D.C.       New Baltimore                 MI            48047        810-725-3100      810-725-3155
--------------------------------------------------------------------------------------------------------------------------
  83  Christopher J. Zimmer, D.C.  Marine City                   MI            48039        810-765-5622      810-765-8374
--------------------------------------------------------------------------------------------------------------------------
      MISSOURI
--------------------------------------------------------------------------------------------------------------------------
  84  Allyn Smith, D.C.            St. Joseph                    MO            64506        816-232-5113      816-232-0453
--------------------------------------------------------------------------------------------------------------------------

Schedule 4

--------------------------------------------------------------------------------------------------------------------------
      NORTH CAROLINA
--------------------------------------------------------------------------------------------------------------------------
  85  Michael Arrandt, D.C.              CWMC of Park Road, Charlotte, PA           15655 Povidence Road
--------------------------------------------------------------------------------------------------------------------------
  86  Michael Arrandt, D.C.              CWMC of Park Road, Charlotte, PA #2        5208 Park Road
--------------------------------------------------------------------------------------------------------------------------
  87  William Butson, D.C.               CWMC of Lenoir, PA                         410 Mulberry Street, SW
--------------------------------------------------------------------------------------------------------------------------
  88  Andrew Grant, D.C.                 CWMC of Marion, PA                         PO Box 1476
--------------------------------------------------------------------------------------------------------------------------
  89  Dennis L. Hart, D.C.               CWMC of Hickory, PA                        1960 Highway 70, SE, Suite 242
--------------------------------------------------------------------------------------------------------------------------
  90  Harry E. Hunt, D.C.                CWMC of Caramel Rd., Charlotte,PA          6300 Carmel Rd. Suite 160
--------------------------------------------------------------------------------------------------------------------------
  91  Robert Huskey, D.C. #1             CWMC of Hendersonville, PA #1              2927 Haywood Road
--------------------------------------------------------------------------------------------------------------------------
  92  Robert Huskey, D.C. #2             CWMC of Hendersonville, PA #2              615 Eavenson Blvd.
--------------------------------------------------------------------------------------------------------------------------
  93  Fletcher G. Keith, D.C.            CWMC of Charlotte, PA (West)               4016-4024 Triangle Drive, PO Box 66794
--------------------------------------------------------------------------------------------------------------------------
      Thomas M. Brown, D.C
--------------------------------------------------------------------------------------------------------------------------
      Lenard P. Byrd, D.C.
--------------------------------------------------------------------------------------------------------------------------
      Debora L. Heflin, D.C.
--------------------------------------------------------------------------------------------------------------------------
      Kenneth R. Bauer, D.C.
--------------------------------------------------------------------------------------------------------------------------
  94  Steven S. English, D.C.            CWMC of Charlotte, PA (East)               5344 Central Ave.
--------------------------------------------------------------------------------------------------------------------------
      Steven J. Crealese, D.C            CWMC
--------------------------------------------------------------------------------------------------------------------------
  95  Stephen D. Demaine, D.C.           CWMC of Charlotte, PA (North)              504 Eastway Drive
--------------------------------------------------------------------------------------------------------------------------
      Gregory P. Houghton, D.C.
--------------------------------------------------------------------------------------------------------------------------
  96  Timothy Love, D.C.                 CWMC of Concord, PA                        130 Church Street N / PO Box 1053
--------------------------------------------------------------------------------------------------------------------------
  97  Baxter Paschal, D.C.(Fayett)       CWMC of Fayetteville, PA #1                1800 Skibo Road, #248
--------------------------------------------------------------------------------------------------------------------------
  98  Baxter Paschal, D.C.(Sp Lake)      CWMC of S Second Street                    121 South Second Street
--------------------------------------------------------------------------------------------------------------------------
  99  Baxter Paschal, DC St. Pauls       CWMC of North Bragg                        1171 North Bragg Boulevard
--------------------------------------------------------------------------------------------------------------------------
 100  Baxter Paschal, D.C. (Raliegh)     CWMC of Wake Forest                        4000 Wake Forest Road, #100
--------------------------------------------------------------------------------------------------------------------------
 101  Glenn E. Phoenix, D.C.,            CWMC of Gastionia, PA
      Steven B. Roach, D.C.                                                         1846 E. Franklin Boulevard, Suite B
--------------------------------------------------------------------------------------------------------------------------
 102  F. Keith Pittman, D.C.             CWMC of Charlotte, PA (Monroe)             2606-A W Roosevelt Boulevard
--------------------------------------------------------------------------------------------------------------------------
 103  Danny F. Searcy, D.C.              CWMC of Forest City, PA                    627 Withrow Road
--------------------------------------------------------------------------------------------------------------------------
 104  Alan M. Tebby, D.C.                CWMC of Charlotte, PA                      8415 Pineville-Matthews Road
--------------------------------------------------------------------------------------------------------------------------
 105  Joseph D. Wahl, D.C.               CWMC of Southern Pines, PA                 575-7 SE Broad Street
--------------------------------------------------------------------------------------------------------------------------
 106  Robert S. Yowell, D.C.             CWMC of Southern Wake, PA                  415 Wake Chapel Road/ PO Box 1030
--------------------------------------------------------------------------------------------------------------------------
      OHIO
--------------------------------------------------------------------------------------------------------------------------
 107  Daniel H. Duffy, Jr., D.C.         CWMC of Highland Heights, PA
      Deborah L. Johnson, D.C.                                                      840 Brainard Road
--------------------------------------------------------------------------------------------------------------------------
 108  Russell J. Knowling, D.C.          CWMC of Delhi Park, PA                     5052 Delhi Pike
--------------------------------------------------------------------------------------------------------------------------
 109  Reed Moeller, D.C.                 CWMC of W Kemper Road, PA                  1250 W Kemper Road
--------------------------------------------------------------------------------------------------------------------------
 110  Reed Moeller, D.C.                 CWMC of W Kemper Road, PA                  3880 H Paxton Avenue
--------------------------------------------------------------------------------------------------------------------------
 111  Kimberly A. Wells, D.C.            CWMC of Cincinnati, PA                     8035 Hamilton Avenue
--------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
      NORTH CAROLINA
----------------------------------------------------------------------------------------------------------------------------------
  85  Michael Arrandt, D.C.                Weddington                    NC            28105        704-847-7200     704-847-7200
----------------------------------------------------------------------------------------------------------------------------------
  86  Michael Arrandt, D.C.                Charlotte                     NC            28209        704-525-6500     704-525-6579
----------------------------------------------------------------------------------------------------------------------------------
  87  William Butson, D.C.                 Lenoir                        NC            28645        704-754-7000     704-754-*8316
----------------------------------------------------------------------------------------------------------------------------------
  88  Andrew Grant, D.C.                   Marian                        NC            28752        704-652-7746     704-652-9946
----------------------------------------------------------------------------------------------------------------------------------
  89  Dennis L. Hart, D.C.                 Hickory                       NC            28658        704-345-0000     704-345-0001
----------------------------------------------------------------------------------------------------------------------------------
  90  Harry E. Hunt, D.C.                  Charlotte                     NC            28226        704-541-6000     704-541-3350
----------------------------------------------------------------------------------------------------------------------------------
  91  Robert Huskey, D.C. #1               Hendersonville                NC            28786        704-697-9447     704-697-9158
----------------------------------------------------------------------------------------------------------------------------------
  92  Robert Huskey, D.C. #2               Waynesville                   NC            28786        704-456-5700     704-456-5728
----------------------------------------------------------------------------------------------------------------------------------
  93  Fletcher G. Keith, D.C.              Charlotte                     NC            28208        704-392-1338     704-392-8156
----------------------------------------------------------------------------------------------------------------------------------
      Thomas M. Brown, D.C
----------------------------------------------------------------------------------------------------------------------------------
      Lenard P. Byrd, D.C.
----------------------------------------------------------------------------------------------------------------------------------
      Debora L. Heflin, D.C.
----------------------------------------------------------------------------------------------------------------------------------
      Kenneth R. Bauer, D.C.
----------------------------------------------------------------------------------------------------------------------------------
  94  Steven S. English, D.C.              Charlotte                     NC            28212        704-568-9519     704-568-9515
----------------------------------------------------------------------------------------------------------------------------------
      Steven J. Crealese, D.C                                            NC
----------------------------------------------------------------------------------------------------------------------------------
  95  Stephen D. Demaine, D.C.             Charlotte                     NC            28078        704-372-6960     704-372-6890
----------------------------------------------------------------------------------------------------------------------------------
      Gregory P. Houghton, D.C.
----------------------------------------------------------------------------------------------------------------------------------
  96  Timothy Love, D.C.                   Concord                       NC            28025        704-784-1711     704-784-9161
----------------------------------------------------------------------------------------------------------------------------------
  97  Baxter Paschal, D.C.(Fayett)         Fayetteville                  NC            28303        910-867-4120     910-867-4120
----------------------------------------------------------------------------------------------------------------------------------
  98  Baxter Paschal, D.C.(Sp Lake)        St. Pauls                     NC            28384        910-865-1199          N/A
----------------------------------------------------------------------------------------------------------------------------------
  99  Baxter Paschal, DC St. Pauls         Spring Lake                   NC            28384        910-436-5000          N/A
----------------------------------------------------------------------------------------------------------------------------------
 100  Baxter Paschal, D.C. (Raliegh)       Raleigh                       NC            27609        919-212-1920          N/A
----------------------------------------------------------------------------------------------------------------------------------
 101  Glenn E. Phoenix, D.C.,
      Steven B. Roach, D.C.                Gastonia                      NC            28054        704-868-3854     704-864-0858
----------------------------------------------------------------------------------------------------------------------------------
 102  F. Keith Pittman, D.C.               Monroe                        NC            28110        704-291-9000     704-291-9102
----------------------------------------------------------------------------------------------------------------------------------
 103  Danny F. Searcy, D.C.                Forest City                   NC            28043        704-287-2696     704-287-0832
----------------------------------------------------------------------------------------------------------------------------------
 104  Alan M. Tebby, D.C.                  Charlotte                     NC            28226        704-541-7111     704-541-0983
----------------------------------------------------------------------------------------------------------------------------------
 105  Joseph D. Wahl, D.C.                 Southern Pines                NC            28387        910-692-5207     910-692-4498
----------------------------------------------------------------------------------------------------------------------------------
 106  Robert S. Yowell, D.C.               Fuquay-Varina                 NC            27526        919-522-0262          N/A
----------------------------------------------------------------------------------------------------------------------------------
      OHIO
----------------------------------------------------------------------------------------------------------------------------------
 107  Daniel H. Duffy, Jr., D.C.
      Deborah L. Johnson, D.C.             Highland Heights              OH            44143        216-449-1866     216-449-1176
----------------------------------------------------------------------------------------------------------------------------------
 108  Russell J. Knowling, D.C.            Cincinnati                    OH            45238        513-451-0225     513-451-7418
----------------------------------------------------------------------------------------------------------------------------------
 109  Reed Moeller, D.C.                   Cincinnati                    OH            45240        513-871-6363     513-533-5442
----------------------------------------------------------------------------------------------------------------------------------
 110  Reed Moeller, D.C.                   Cincinnati                    OH            45209        513-871-6363     513-533-5442
----------------------------------------------------------------------------------------------------------------------------------
 111  Kimberly A. Wells, D.C.              Cincinnati                    OH            45231        513-522-3800     513-522-6402
----------------------------------------------------------------------------------------------------------------------------------

Schedule 4


-----------------------------------------------------------------------------------------------------------------------------
      OREGON
-----------------------------------------------------------------------------------------------------------------------------
 112  Frank Heresco, D.C.                   CWMC of Corvallis, PC                      1705 Centennial Boulevard, Suite 1
-----------------------------------------------------------------------------------------------------------------------------
 113  Frank Heresco, D.C.                   CWMC of Corvallis, PC                      7319 SW Barnes Road
-----------------------------------------------------------------------------------------------------------------------------
 114  Frank Heresco, D.C.                   CWMC of Corvallis, PC                      408 NW 7th Street, Suite B
-----------------------------------------------------------------------------------------------------------------------------
      SOUTH CAROLINA
-----------------------------------------------------------------------------------------------------------------------------
 115  Carl Fryer, D.C.                      CWMC of Greenwood, PC                      317 N Emerald Road  PO Box 984
-----------------------------------------------------------------------------------------------------------------------------
 116  W. Vance Gilbert, Jr., D.C.           CWMC of Inman, PC                          14 S Main Street
-----------------------------------------------------------------------------------------------------------------------------
 117  Coy E. Pless, Jr., D.C.               CWMC of Anderson, PC                       2931 N Main Street
-----------------------------------------------------------------------------------------------------------------------------
      TENNESSEE
-----------------------------------------------------------------------------------------------------------------------------
 118  Jeffrey A. Copeland (SUM)             CWMC of Memphis, PC                        4352 Stage Road
-----------------------------------------------------------------------------------------------------------------------------
 119  Jeffrey A. Copeland (STAGE)           CWMC of Memphis, PC                        4705 Elvis Presley Boulevard
-----------------------------------------------------------------------------------------------------------------------------
 120  Jeffrey A. Copeland (Elvis)           CWMC of Memphis, PC                        4239 Summer Avenue
-----------------------------------------------------------------------------------------------------------------------------
 121  John W. Klemin, D.C.                  CWMC of Clarksville, PC                    1636 Madison Street
-----------------------------------------------------------------------------------------------------------------------------
 122  Joseph Lipkowitz, D.C.                CWMC of Memphis, PC                        235 Germantown Bend Cove, Suite 3
-----------------------------------------------------------------------------------------------------------------------------
 123  Gil Little, D.C.                      CWMC of Jackson, PC                        2051 Hollywood Drive
-----------------------------------------------------------------------------------------------------------------------------
 124  Mitchell Shea, D.C.                   CWMC of Cookville, PC                      428 North Willow Avenue
-----------------------------------------------------------------------------------------------------------------------------
      TEXAS
-----------------------------------------------------------------------------------------------------------------------------
 125  Brian Anderson, D.C.                  CWMC of San Angelo, PC                     118 N 8th Street
-----------------------------------------------------------------------------------------------------------------------------
 126  Brian Anderson, D.C.                  CWMC of San Angelo, PC #1                  3808 Sherwood Way
-----------------------------------------------------------------------------------------------------------------------------
 127  Chandler George, D.C.                 CWMC of Mineral Wells, PC #1               414 SE 1st Street
-----------------------------------------------------------------------------------------------------------------------------
 128  Chandler George, D.C.                 CWMC of Mineral Wells, PC #2               1810 Sante Drive, Suite 101
-----------------------------------------------------------------------------------------------------------------------------
 129  Robert Howell, D.C.                   CWMC of Denton, PC                         110 Dallas Drice, Suite 122
-----------------------------------------------------------------------------------------------------------------------------
      VERMONT
-----------------------------------------------------------------------------------------------------------------------------
 130  Randall Moelter, D.C.                 CWMC of Rutland, PC                        170 N Main Street
-----------------------------------------------------------------------------------------------------------------------------
      VIRGINIA
-----------------------------------------------------------------------------------------------------------------------------
 131  Paul Curcio, D.C. (CENTRE)            CWMC of Centerville, Inc.                  14215 E Centerville Square, Suite J
-----------------------------------------------------------------------------------------------------------------------------
 132  Danielle Milano, MD                   CWMC of Fredericksburg, PC                 10740 B. Courthouse Road
-----------------------------------------------------------------------------------------------------------------------------
 133  Gurutrang Khalsa, D.C.                CWMC of Herndon, PC                        708 Pine Street
-----------------------------------------------------------------------------------------------------------------------------
      WISCONSIN
-----------------------------------------------------------------------------------------------------------------------------
 134  Bradley J. Kenney, D.C.               CWMC of Algoma, PC                         1421 Lake Street
-----------------------------------------------------------------------------------------------------------------------------
 135  Ray Roddan, D.C.                      CWMC of Green Bay, PC                      1075 Brookwood Drive
-----------------------------------------------------------------------------------------------------------------------------
 136  James Rouse, D.C.                     CWMC of Appleton, PC                       308 E Northland Avenue
-----------------------------------------------------------------------------------------------------------------------------
      WYOMING
-----------------------------------------------------------------------------------------------------------------------------
 137  Brian Husske, D.C.                    CWMC of Sheridan                           935 Sugarland
=============================================================================================================================



----------------------------------------------------------------------------------------------------------------------------------
      OREGON
----------------------------------------------------------------------------------------------------------------------------------
 112  Frank Heresco, D.C.                  Springfield                   OR            97477        541-726-2129      541-726-2024
----------------------------------------------------------------------------------------------------------------------------------
 113  Frank Heresco, D.C.                  Portland                      OR            97225        503-203-6855      503-203-6922
----------------------------------------------------------------------------------------------------------------------------------
 114  Frank Heresco, D.C.                  Corvallis                     OR            97330        541-757-0454      541-757-9946
----------------------------------------------------------------------------------------------------------------------------------
      SOUTH CAROLINA
----------------------------------------------------------------------------------------------------------------------------------
 115  Carl Fryer, D.C.                     Greenwood                     SC         29648-0984      864-223-6500      864-223-2715
----------------------------------------------------------------------------------------------------------------------------------
 116  W. Vance Gilbert, Jr., D.C.          Inman                         SC         29349-1634      864-472-2871          N/A
----------------------------------------------------------------------------------------------------------------------------------
 117  Coy E. Pless, Jr., D.C.              Anderson                      SC            29621        864-224-9775      864-224-5520
----------------------------------------------------------------------------------------------------------------------------------
      TENNESSEE
----------------------------------------------------------------------------------------------------------------------------------
 118  Jeffrey A. Copeland (SUM)            Memphis                       TN            38128        901-382-1123      901-382-4001
----------------------------------------------------------------------------------------------------------------------------------
 119  Jeffrey A. Copeland (STAGE)          Memphis                       TN            38116             N/A              N/A
----------------------------------------------------------------------------------------------------------------------------------
 120  Jeffrey A. Copeland (Elvis)          Memphis                       TN            38122        901-763-2225      901-685-5477
----------------------------------------------------------------------------------------------------------------------------------
 121  John W. Klemin, D.C.                 Clarksville                   TN            37043        931-647-3692      931-647-0297
----------------------------------------------------------------------------------------------------------------------------------
 122  Joseph Lipkowitz, D.C.               Cordova                       TN            38018        901-756-9970      901-756-4127
----------------------------------------------------------------------------------------------------------------------------------
 123  Gil Little, D.C.                     Jackson                       TN            38305        901-660-1234      901-661-0444
----------------------------------------------------------------------------------------------------------------------------------
 124  Mitchell Shea, D.C.                  Cookville                     TN            38501        615-526-4084      615-526-6801
----------------------------------------------------------------------------------------------------------------------------------
      TEXAS
----------------------------------------------------------------------------------------------------------------------------------
 125  Brian Anderson, D.C.                 Ballinger                     TX            76821        915-365-5030      915-365-3294
----------------------------------------------------------------------------------------------------------------------------------
 126  Brian Anderson, D.C.                 San Angelo                    TX            76901        915-949-1600      915-944-3754
----------------------------------------------------------------------------------------------------------------------------------
 127  Chandler George, D.C.                Mineral Wells                 TX            76067        940-328-1244      940-325-4291
----------------------------------------------------------------------------------------------------------------------------------
 128  Chandler George, D.C.                Weatherford                   TX            76086        817-599-0061      817-599-0062
----------------------------------------------------------------------------------------------------------------------------------
 129  Robert Howell, D.C.                  Denton                        TX            76205        940-566-0000      940-565-6655
----------------------------------------------------------------------------------------------------------------------------------
      VERMONT
----------------------------------------------------------------------------------------------------------------------------------
 130  Randall Moelter, D.C.                Rutland                       VT           /05701        802-775-1986      802-773-6533
----------------------------------------------------------------------------------------------------------------------------------
      VIRGINIA
----------------------------------------------------------------------------------------------------------------------------------
 131  Paul Curcio, D.C. (CENTRE)           Centerville                   VA            22020        703-222-3737      703-449-9346
----------------------------------------------------------------------------------------------------------------------------------
 132  Danielle Milano, MD                  Fredericksburg                VA            22408        540-891-6414      540-891-9383
----------------------------------------------------------------------------------------------------------------------------------
 133  Gurutrang Khalsa, D.C.               Herndon                       VA            20170        703-481-9000      703-481-9003
----------------------------------------------------------------------------------------------------------------------------------
      WISCONSIN
----------------------------------------------------------------------------------------------------------------------------------
 134  Bradley J. Kenney, D.C.              Algoma                        WI            54201        920-487-5888      920-487-5809
----------------------------------------------------------------------------------------------------------------------------------
 135  Ray Roddan, D.C.                     Green Bay                     WI            54304        920-496-6000      920-496-0998
----------------------------------------------------------------------------------------------------------------------------------
 136  James Rouse, D.C.                    Appleton                      WI            54911        414-731-7113      414-731-7118
----------------------------------------------------------------------------------------------------------------------------------
      WYOMING
----------------------------------------------------------------------------------------------------------------------------------
 137  Brian Husske, D.C.                   Sheridan                      WY                 82801   307-674-7433      307-674-6808
==================================================================================================================================

                                   SCHEDULE 5
                             FURNITURE AND EQUIPMENT


                           COMPLETE WELLNESS INVENTORY

    --------------------------------------------------- ----------------------- -------------------------------------
                         LOCATION                                QTY                             ITEM
    --------------------------------------------------- ----------------------- -------------------------------------
                  Tammy's Current Office                          1                       Small Refrigerator
    --------------------------------------------------- ----------------------- -------------------------------------
                                                                  1                              Desk
    --------------------------------------------------- ----------------------- -------------------------------------
                                                                  1                        Chair on rollers
    --------------------------------------------------- ----------------------- -------------------------------------
                                                                  1                            Credenza
    --------------------------------------------------- ----------------------- -------------------------------------
                                                                  6                             Chairs
    --------------------------------------------------- ----------------------- -------------------------------------
                                                                  1                          Round table
    --------------------------------------------------- ----------------------- -------------------------------------
                                                                  1                            Computer
    --------------------------------------------------- ----------------------- -------------------------------------
                                                                  1                              Sofa
    --------------------------------------------------- ----------------------- -------------------------------------
                     Dr. Joe's Office                             1                             Table
    --------------------------------------------------- ----------------------- -------------------------------------
                                                                  2                             Chairs
    --------------------------------------------------- ----------------------- -------------------------------------
                        Board Room                                1                    Marble conference table
    --------------------------------------------------- ----------------------- -------------------------------------
                                                                  2                          Bookshelves
    --------------------------------------------------- ----------------------- -------------------------------------
                                                                  1                       TV with VCR inside
    --------------------------------------------------- ----------------------- -------------------------------------
                       Pat's Office                               1                              Desk
    --------------------------------------------------- ----------------------- -------------------------------------
                                                                  1                        Chair on rollers
    --------------------------------------------------- ----------------------- -------------------------------------
                                                                  1                            Credenza
    --------------------------------------------------- ----------------------- -------------------------------------
                                                                  2                             Chairs
    --------------------------------------------------- ----------------------- -------------------------------------
                                                                  1                         Computer stand
    --------------------------------------------------- ----------------------- -------------------------------------
                                                                  1                            Computer
    --------------------------------------------------- ----------------------- -------------------------------------
                                                                  2                          Bookshelves
    --------------------------------------------------- ----------------------- -------------------------------------
                                                                  1                            Printer
    --------------------------------------------------- ----------------------- -------------------------------------
                        File Room                                 1                            Printer
    --------------------------------------------------- ----------------------- -------------------------------------
                      Kathy Simone's                              1                              Desk
    --------------------------------------------------- ----------------------- -------------------------------------
                                                                  1                            Credenza
    --------------------------------------------------- ----------------------- -------------------------------------
                                                                  1                         Filing Cabinet
    --------------------------------------------------- ----------------------- -------------------------------------
                                                                  1                           Bookshelf
    --------------------------------------------------- ----------------------- -------------------------------------
                                                                  1                           Desk chair
    --------------------------------------------------- ----------------------- -------------------------------------
                                                                  2                             Chairs
    --------------------------------------------------- ----------------------- -------------------------------------
                    C.J.'s New Office                             1                          Black Chair
    --------------------------------------------------- ----------------------- -------------------------------------
                      Corporate Ops                               1                           Bookshelf
    --------------------------------------------------- ----------------------- -------------------------------------
                                                                  1                         Filing Cabinet
    --------------------------------------------------- ----------------------- -------------------------------------
                    Tammy's Old Office                            1                              Desk
    --------------------------------------------------- ----------------------- -------------------------------------
                                                                  1                      Credenza with hutch
    --------------------------------------------------- ----------------------- -------------------------------------
                                                                  1                            Credenza
    --------------------------------------------------- ----------------------- -------------------------------------
                                                                  2                      Chairs with rollers
    --------------------------------------------------- ----------------------- -------------------------------------
                                                                  2                             Chairs
    --------------------------------------------------- ----------------------- -------------------------------------
                                                                  1                           Side chair
    --------------------------------------------------- ----------------------- -------------------------------------
                                                                  1                           Side table
    --------------------------------------------------- ----------------------- -------------------------------------
                    Brian's Old Office                            1                             Chair
    --------------------------------------------------- ----------------------- -------------------------------------
                                                                  1                      Entertainment center
    --------------------------------------------------- ----------------------- -------------------------------------
                     C.J's Old Office                             1                              Desk
    --------------------------------------------------- ----------------------- -------------------------------------
                                                                  1                            Credenza
    --------------------------------------------------- ----------------------- -------------------------------------
                                                                  1                       Chair with rollers
    --------------------------------------------------- ----------------------- -------------------------------------
                                                                  2                             Chairs
    --------------------------------------------------- ----------------------- -------------------------------------

                             FURNITURE AND EQUIPMENT


COMPLETE WELLNESS INVENTORY

----------------------------------------------- ----------------------- ---------------------------------------------------------
               LOCATION                                  QTY                                          ITEM
----------------------------------------------- ----------------------- ---------------------------------------------------------
               Warehouse                                  5                                   Susan Powter chairs
----------------------------------------------- ----------------------- ---------------------------------------------------------
                                                          1                                        Side table
----------------------------------------------- ----------------------- ---------------------------------------------------------
            Miscellaneous                                 2                                   Cubes ( Maya, Angel)
----------------------------------------------- ----------------------- ---------------------------------------------------------
                                                          1                              Contents of Receptionist cube
----------------------------------------------- ----------------------- ---------------------------------------------------------
                                                          3                                      Roller Chairs
----------------------------------------------- ----------------------- ---------------------------------------------------------
                                                          ??                                  Pats Filing Cabinets
----------------------------------------------- ----------------------- ---------------------------------------------------------
                                                                                       Filing Cabinets (those originally
                                                          6                                 Slated for client files)
----------------------------------------------- ----------------------- ---------------------------------------------------------
                                                                                        Typewriter tables/printer stands
                                                          2                                  (for fax and printer)
----------------------------------------------- ----------------------- ---------------------------------------------------------
                                                                                         Fax Machines (Physicians, Old
                                                          2                                          Xerox)
----------------------------------------------- ----------------------- ---------------------------------------------------------
                                                          2                                      486 Computers
----------------------------------------------- ----------------------- ---------------------------------------------------------
                                                                                           Computers (Mya's, Angel's,
                                                          3                                      Receptionist)
----------------------------------------------- ----------------------- ---------------------------------------------------------

                                  BILL OF SALE

            THIS BILL OF SALE is made, executed and delivered this 23rd day of December, 1997 by NUTRI/SYSTEM, L.P. a Delaware limited partnership ("NUTRI/SYSTEM"), and U.S. MEDICAL WEIGH LOSS CENTERS, INC., a Delaware corporation ("U.S. Medical") (Nutri/System and U.S. Medical, collectively the "Seller").

WITNESSETH:

            WHEREAS, Seller and COMPLETE WELLNESS WEIGHT MANAGEMENT, INC., a Delaware corporation ("Buyer"), are among the parties to an Asset Purchase Agreement, date the date hereof (the "Purchase Agreement") (capitalized terms used herein shall have the same meanings ascribed to them in the Purchase Agreement), pursuant to which this Bill of Sale is to be executed.

            NOW THEREFORE, Seller by this instrument does hereby convey, grant, bargain, sell, transfer, set over, assign, alienate, remise, release, deliver and confirm unto Buyer, its successors and assigns forever, all of its rights, title and interest in and to the following assets of or relating to the Assets as set forth on Schedule 2.1 to the Purchase Agreement, subject to Section 4 of the Purchase Agreement.

            IN WITNESS WHEREOF, Seller has executed this Bill of Sale this 23rd day of December, 1997.


                                        NUTRI/SYSTEM, L.P.

                                        By:  Brian Haveson

                                        Title:  President

                                        U.S. MEDICAL WEIGHT LOSS CENTERS, INC.

                                        By:  Brian Haveson

                                        Title:  President